SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-73133)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 61  [X]
and
REGISTRATION STATEMENT (No. 811-3221)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 61 [X]
Fidelity Charles Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on February 17, 1997 pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (            ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the Notice required by such Rule on November 25, 1996.
FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER: INCOME



CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Fund at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Fund at a Glance; Investment Principles and
                                              Risks, Securities and Investment Practices

      b      ..............................   Investment Principles and Risks, Securities and
                                              Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks, Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   Cover Page; The Fund at a Glance; Charter; Doing
                                              Business with Fidelity, FMR and Its Affiliates

             ii...........................    Charter, FMR and Its Affiliates

             iii..........................    Expenses, Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter
             .

             ii............................   *
             ..

5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter, FMR and Its Affiliates

      c      ..............................   Transactions Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Cover Page, Doing Business with Fidelity; How to
                                              Buy Shares; How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Expenses, Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 17, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
AMI-pro   -1196-01
(fund        number 328, trading symbol FASIX)
This asset allocation fund seeks high current income through investments in stocks, bonds and short-term and money market instruments of all types. The fund also considers the potential for capital appreciation.
FIDELITY
ASSET
MANAGER:
INCOME
PROSPECTUS
FEBRUARY 17, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income, and capital appreciation when appropriate. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: The fund diversifies across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings
- within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 20%
(can range
from
10-30%)
Row: 1, Col: 1, Value: 30.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 50.0
 Bonds 50%
(can range
from
40-60%)
 Short-Term/M
oney Market
30%
(can range
from
10-50%)
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE: As of September 30, 1996, the fund had over $566 million in assets. WHO MAY WANT TO INVEST
The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of current income, this fund may be appropriate for you. Because the fund owns different types of investments, its performance is affected by a variety of factors. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details" page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange fee                           None

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for servicessuch as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder
accounts (see page        ).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. A portion of the brokerage commissions that the fund pays is used to reduce fund expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would
have been    .76    %.
Management fee                   .45
                                %*

12b-1 fee                        Non
                                e

Other expenses                   .33
                                %

Total fund operating expenses    .78
                                %

* EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM
 .35% TO .30%. IF THIS AGREEMENT WERE NOT IN EFFECT, THE MANAGEMENT FEE AND
TOTAL OPERATING EXPENSES WOULD HAVE BEE   N .50% AND .83    %,
RESPECTIVELY.
EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $8

After 3 years    $25

After 5 years    $43

After 10 years   $97

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.













UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The    financial highlights     table that follows has been audited by
   Price Waterhouse LLP    , independent accountants.    The fund's
financial highlights, financial statements and report of the auditor are
    included in the    fund's     Annual Report   , and     are
incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI. SELECTED PER-SHARE DATA

   1.Years ended September 30                             1996              1995              1994C             1993B

   2.Net asset value, beginning of period                 $ 11.46           $ 10.69           $ 11.07           $ 10.00

   3.Income from Investment Operations

   4. Net investment income                                .61               .56               .45               .46

   5. Net realized and unrealized gain (loss)              .20               .68               (.29)             1.04

   6. Total from investment operations                     .81               1.24              .16               1.50

   7.Less Distributions

   8. From net investment income                           (.64)             (.47)             (.47)             (.43)

   9. From net realized gain                               --                --                (.04)             --

   10. In excess of net realized gain                      --                --                (.03)             --

   11. Total distributions                                 (.64)             (.47)             (.54)             (.43)

   12.Net asset value, end of period                      $ 11.63           $ 11.46           $ 10.69           $ 11.07

   13.Total return A                                       7.28%             11.99%            1.46%             15.32%

   14.RATIOS AND SUPPLEMENTAL DATA

   15.Net assets, end of period (000 omitted)             $ 566,10          $ 566,07          $ 501,34          $ 199,23
                                                          4                 9                 9                 7

   16.Ratio of expenses to average net assets              .82%              .79%              .71%              .65%
                                                                                              D                 D

   17.Ratio of expenses to average net assets              .80%              .79%              .71%              .65%
   after expense reductions                               E

   18.Ratio of net investment income to average            5.03%             5.15%             4.92%             5.19%
   net assets

   19.Portfolio turnover rate                              148%              157%              83%               47%

   20.Average commission rate F                        $ .0286


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FROM OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993
C EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended         Past    Life
September 30, 1996           1       of
                             year    fund
                                     A

Asset Manager: Income        7.28    8.88
                            %       %

Lehman Bros. Aggregate Bond Index        4.90     6.23
                                        %        %

Lipper Income Funds Average              10.90   n/a
                                        %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended         Past    Life
September 30, 1996           1       of
                             year    fund
                                     A

Asset Manager: Income                   7.28%    40.55
                                                %

Lehman Bros. Aggregate Bond Index       4.90%    27.34
                                                %

Lipper Income Funds Average             10.90   n/a
                                        %

A FROM OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS)
UNDERSTANDING
PERFORMANCE
As economic conditions
change, different types of
investments do better than
others. While Asset Manager:
Income usually invests
in stocks, bonds and
short-term and money market
instruments, its emphasis is in
bonds and short-term and
money market instruments.
The fund's performance tends
to be related to changes in
short-term interest rates, but
will also reflect the
performance of the other
investments in its mix during
the time period.
(checkmark)
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund on October 1, 1992. From that date through September 30, 1996, the fund's
total return was    40.55%. Your $10,000 would have grown to $14,055 (the
initial investment plus 40.55% o    f $10,000).
$10,000 OVER LIFE OF FUND
 Fiscal years 1992 1994 1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 9890.0
Row: 3, Col: 1, Value: 10020.3
Row: 4, Col: 1, Value: 10222.02
Row: 5, Col: 1, Value: 10485.16
Row: 6, Col: 1, Value: 10657.39
Row: 7, Col: 1, Value: 10891.49
Row: 8, Col: 1, Value: 10973.54
Row: 9, Col: 1, Value: 11035.05
Row: 10, Col: 1, Value: 11158.52
Row: 11, Col: 1, Value: 11251.64
Row: 12, Col: 1, Value: 11500.56
Row: 13, Col: 1, Value: 11531.81
Row: 14, Col: 1, Value: 11688.44
Row: 15, Col: 1, Value: 11615.38
Row: 16, Col: 1, Value: 11794.96
Row: 17, Col: 1, Value: 11997.58
Row: 18, Col: 1, Value: 11783.98
Row: 19, Col: 1, Value: 11558.83
Row: 20, Col: 1, Value: 11569.5
Row: 21, Col: 1, Value: 11602.06
Row: 22, Col: 1, Value: 11536.9
Row: 23, Col: 1, Value: 11689.09
Row: 24, Col: 1, Value: 11809.1
Row: 25, Col: 1, Value: 11699.69
Row: 26, Col: 1, Value: 11732.89
Row: 27, Col: 1, Value: 11644.89
Row: 28, Col: 1, Value: 11634.28
Row: 29, Col: 1, Value: 11701.27
Row: 30, Col: 1, Value: 11913.79
Row: 31, Col: 1, Value: 12037.44
Row: 32, Col: 1, Value: 12194.96
Row: 33, Col: 1, Value: 12488.19
Row: 34, Col: 1, Value: 12612.6
Row: 35, Col: 1, Value: 12816.64
Row: 36, Col: 1, Value: 12930.56
Row: 37, Col: 1, Value: 13101.93
Row: 38, Col: 1, Value: 13124.85
Row: 39, Col: 1, Value: 13355.23
Row: 40, Col: 1, Value: 13575.82
Row: 41, Col: 1, Value: 13727.97
Row: 42, Col: 1, Value: 13634.06
Row: 43, Col: 1, Value: 13622.07
Row: 44, Col: 1, Value: 13633.74
Row: 45, Col: 1, Value: 13681.62
Row: 46, Col: 1, Value: 13788.98
Row: 47, Col: 1, Value: 13694.14
Row: 48, Col: 1, Value: 13729.26
Row: 49, Col: 1, Value: 14055.41
$
$14,055
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years        1993 1994 1995
ASSET MANAGER: INCOME           15.39% -1.36% 16.6
9%
Lehman Bros. Aggregate Bond Index           9.75
% -2.92% 18.47    %
Lipper Income Funds Average           12.17    %    -2.9
2    %    21.66    %
Consumer Price Index           2.75% 2.67% 2.54
    %
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 15.39
Row: 9, Col: 1, Value: -1.36
Row: 10, Col: 1, Value: 16.69
(LARGE SOLID BOX) Asset
Manager:
Income
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Income Funds Average, which
currently reflects the performance of over    22     mutual funds with
similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice
a        year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
ASSET MANAGER: INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Richard Habermann is vice president and lead manager of Asset Manager:
Income, which he has managed since March 1996. He also manages several other Fidelity funds. Previously, Mr. Habermann was chief investment officer for Fidelity International, Ltd., from 1991 to 1993, and division head for international equities and director of international research, from 1993 to 1996. Mr. Habermann joined Fidelity in 1968.
George Vanderheiden is vice president of        Asset Manager: Income and
manager of its equity investments, which he has managed since March 1996. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in 1971.
   Charles Morrison     is manager of    Asset Manager: Income's
    fixed-income investments, which he has managed since    February
1997    . He also manages several other Fidelity funds. Mr.    Morrison
joined Fidelity in 198   7    .
John Todd is vice president of Asset Manager: Income and manager of its short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's
funds and services. Fidelity Service    Company, Inc    . (FSC) performs
transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   A broker-dealer may use a portion of the commissions paid by the fund to
reduce the fund's custodian or transfer agent fees.     FMR may use its
broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks a high level of current income by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers. The fund also considers the potential for capital appreciation.
The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes.
FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
 Range Neutral mix
STOCK CLASS  10 -30% 20%
BOND CLASS 40 -60% 50%
SHORT-TERM/
MONEY MARKET CLASS 10 -50% 30%
Asset Manager: Income's approach focuses on bonds and short-term and money market instruments for current income. However, its ability to invest a portion of its assets in stocks offers the opportunity for capital appreciation, and potentially more volatility, than other income-oriented funds.
Since the fund is subject to the risks of each investment type, the fund and its performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer. FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares, they may be worth more or less than what you paid for them.
In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
The fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to
borrow money from investors. The issuer    generally     pays the investor
a fixed   ,     variable   , or floating     rate of interest, and must
repay the amount borrowed at maturity. Some debt securities, such as zero
coupon bonds, do not pay current interest, but are    sold     at a
discount from their face values. Debt securities have varying    levels of
sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall
when interest rates rise.     Longer-term bonds    and zero coupon
bonds     are generally more sensitive to interest rate changes.
   In addition, bond prices are also affected by the credit quality of the
issuer.     Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. Lower-quality debt securities are sometimes called "junk bonds."
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investment in corporate and foreign government debt securities (other than convertible debt securities) to those of Baa-quality and above. The fund currently intends to limit its investments in lower than Baa-quality convertible debt securities to 5% of its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk. MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. Government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. Government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the
securities of any issuer.    This limitation does not apply to U.S.
Government securities.
The fund may not invest more than 25% of its total assets in any one
industry.    This limitation does     not apply to U.S. Government
securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer.
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which
are explained on page        .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 37%, and it drops as total assets under management increase.
For September 1996, the group fee rate was    .1446%. The individual fund
fee rate is .30%. The total management fee rate for the fiscal year ended September 1996 was .49%. Effective August 1, 1996, FMR voluntarily agreed to reduce the fund's individual fund fee rate from .35% to .30%. If this reduction were not in effect, the total management fee rate would have been
 .50    % for    the     fiscal year ended September 1996.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. In fiscal
year ended September 1996, the fund paid FSC fees equal to    .30    % of
its average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for    the     fiscal year ended
September 1996 was    148    %. This rate varies from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
   (solid bullet)     Number of Fidelity mutual
funds: over    225
(solid bullet)     Assets in Fidelity mutual
funds: over    $432     billion
   (solid bullet)     Number of shareholder
accounts: over    29     million
   (solid bullet)     Number of investment
analysts and portfolio
managers: over    270
(checkmark)
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer or call your retirement benefits number or Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity    IRA, Rollover IRA, SEP-IRA
 and Keogh     accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity    IRA, Rollover IRA, SEP-IRA
 and Keogh     accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $   2    ,000
For Fidelity    IRA, Rollover IRA, SEP-IRA
 and Keogh     accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services or a Fidelity Payroll Deduction Program account in the fund.
   There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity
retirement accounts.     Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              Asset Manager:
                      "Fidelity Asset                               Income." Indicate your
                      Manager: Income." Mail                        fund account number
                      to the address                                on your check and mail
                      indicated on the                              to the address printed
                      application.                                  on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity Asset
                      Bank Routing                                    Manager: Income" and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify "Fidelity Asset                         name.
                      Manager: Income" and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted.
Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$   2    ,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last
30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a
Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received    and
                                                                          accepted     by Fidelity before 4
                                                                       p.m. Eastern time for money
                                                                       to be wired on the next
                                                                       business day.

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
(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other
Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly.
Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call
1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.

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DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

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
MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

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
MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE
CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are distributed monthly.
Capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested.
When you are over 59 years old, you can receive distributions in cash.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the
United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other
Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE)
is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations.
Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE
(price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller.
Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted.
Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order,
U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with
FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00
from accounts with a value of less than $2,500, subject to an annual
   maximum charge of $24.00 per shareholder    . It is expected that
accounts will be valued on the second Friday in November of each year.
Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.
Th   is     fee will not be deducted from    Fidelity brokerage accounts,
    retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity
exceed $   3    0,000. Eligibility for the $   3    0,000 waiver is
determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to
Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $   2    ,000, you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2%
on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
The Fidelity Pyramid and Logo, Fidelity Money Line, and Directed Dividends
are registered trademarks of FMR Corp. Fidelity Automatic Account Builder and TouchTone Xpress are trademarks of FMR Corp.




This prospectus is printed on recycled paper using soy-based inks.
FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER: GROWTH



CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


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
1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Fund at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Fund at a Glance; Investment Principles and
                                              Risks, Securities and Investment Practices

      b      ..............................   Investment Principles and Risks, Securities and
                                              Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks, Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   Cover Page; The Fund at a Glance; Charter; Doing
                                              Business with Fidelity, FMR and Its Affiliates

             ii...........................    Charter, FMR and Its Affiliates

             iii..........................    Expenses, Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter
             .

             ii............................   *
             ..

5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter, FMR and Its Affiliates

      c      ..............................   Transactions Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Cover Page, Doing Business with Fidelity; How to
                                              Buy Shares; How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Expenses, Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 17, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
AMG-pro-1196-01
   (fund number 321, trading symbol FASGX)
This asset allocation fund seeks to maximize total return over the long term through investments in stocks, bonds and short-term and money market instruments of all types.
FIDELITY
ASSET
MANAGER:
GROWTH
PROSPECTUS
FEBRUARY 17, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: Maximum total return over the long term. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: The fund diversifies across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings
- within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 70%
(can range
from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 70.0
Row: 1, Col: 3, Value: 25.0
 Bonds 25%
(can range
from
0-50%)
 Short-Term/M
oney Market
5%
(can range
from
0-50%)
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE: As of    September 30, 1996, the fund had over $3.0 billion in
assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of total return, this fund may be appropriate for you. Because the fund owns different types of investments, its performance is affected by a variety of factors. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details" page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange fee                           None

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. A portion of the brokerage commissions that the fund pays is used to reduce fund expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would
have been    .93    %.
Management fee                  .61%
                                *

12b-1 fee                        Non
                                e

Other expenses                  .33%

Total fund operating expenses   .94%

* EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM
 .40% TO .30%. IF THIS AGREEMENT WERE NOT IN EFFECT, THE MANAGEMENT FEE AND
TOTAL OPERATING EXPENSES WOULD HAVE BEE   N .71% AND 1.04 %,
RESPECTIVELY.
EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $10

After 3 years    $30

After 5 years    $52

After 10 years   $11
                 5

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The    financial highlights     table that follows has been audited by
Price Waterhouse LLP    , independent accountants.    The fund's
financial    highlights, financial     statements and    report of the
auditor are     included in the    fund's     Annual Report   , and     are
incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
SELECTED PER-SHARE DATA

   21.Years ended September 30                1996             1995             1994F            1993             1992E

   22.Net asset value, beginning of           $ 14.88          $ 13.91          $ 13.77          $ 11.16          $ 10.00
   period

   23.Income from Investment
   Operations

   24. Net investment income                   .47              .26              .13              .18              .14

   25. Net realized and unrealized             1.44             1.07             .61              2.66             1.02
   gain (loss)

   26. Total from investment                   1.91             1.33             .74              2.84             1.16
   operations

   27.Less Distributions

   28. From net investment income              (.23)            (.27)            (.18)            (.15)            --

   29. From net realized gain                  --               --               (.37)            (.08)            --

   30. In excess of net realized               --               (.09)            (.05)            --               --
   gain

   31. Total distributions                     (.23)            (.36)            (.60)            (.23)            --

   32.Net asset value, end of                 $ 16.56          $ 14.88          $ 13.91          $ 13.77          $ 11.16
   period

   33.Total returnB,C                          12.99%           9.95%            5.39%            25.83%           11.60%

   34.RATIOS AND SUPPLEMENTAL DATA

   35.Net assets, end of period (in           $ 3,099          $ 2,850          $ 3,071          $ 1,243          $ 94
   millions)

   36.Ratio of expenses to                     1.02%            1.03%            1.15%            1.19%            1.64%
   average net assets                                                                            D                A

   37.Ratio of expenses to                     1.01%            1.02%            1.15%            1.19%            1.64%
   average net assets                        G                G                                                  A
   after expense reductions

   38.Ratio of net investment                  2.51%            3.16%            2.64%            3.02%            3.50%
   income to average                                                                                             A
   net assets

   39.Portfolio turnover rate                  138%             119%             104%             97%              693%
                                                                                                                  A

   40.Average commission rateH                $ .0027


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
E DECEMBER 30, 1991 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1992
F EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page  presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Pas   Life
September 30, 1996     t 1   of
                       yea   fund
                       r     A

Asset Manager: Growth   12.99   13.65
                        %       %

S&P 500(registered trademark)   20.33   14.74
                                %       %

Lipper Flexible Portfolio       12.33   n/a
Funds Average                   %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Pas   Life
September 30, 1996     t 1   of
                       yea   fund
                       r     A

Asset Manager: Growth   12.99   83.86
                        %       %

S&P 500                      20.33   92.40
                             %       %

Lipper Flexible Portfolio    12.33   n/a
Funds Average                %

A FROM DECEMBER 30, 1991 (COMMENCEMENT OF OPERATIONS)
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund on
December 30, 1991. From that date through September 30, 1996, the fund's total return was 83.86%. Your $10,000 would have grown to $18,386(the initial investment plus 83.86% of $10,000).
UNDERSTANDING
PERFORMANCE
As economic conditions
change, different types of
investments do better than
others. While Asset Manager:
Growth usually invests in
stocks, bonds and short-term
and money market
instruments, its emphasis is in
stocks. The fund's
performance tends to be
related to that of the overall
performance of both domestic
and foreign markets, but will
also reflect the performance of
the other investments in its mix
during the time period.
(checkmark)
$10,000 OVER LIFE OF FUND
    Fiscal years 1991 1994 1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10080.0
Row: 3, Col: 1, Value: 10450.0
Row: 4, Col: 1, Value: 10670.0
Row: 5, Col: 1, Value: 10520.0
Row: 6, Col: 1, Value: 10550.0
Row: 7, Col: 1, Value: 10770.0
Row: 8, Col: 1, Value: 10650.0
Row: 9, Col: 1, Value: 11090.0
Row: 10, Col: 1, Value: 10910.0
Row: 11, Col: 1, Value: 11160.0
Row: 12, Col: 1, Value: 11370.0
Row: 13, Col: 1, Value: 11780.0
Row: 14, Col: 1, Value: 12003.17
Row: 15, Col: 1, Value: 12176.54
Row: 16, Col: 1, Value: 12329.51
Row: 17, Col: 1, Value: 12808.82
Row: 18, Col: 1, Value: 12849.61
Row: 19, Col: 1, Value: 13114.76
Row: 20, Col: 1, Value: 13308.53
Row: 21, Col: 1, Value: 13553.28
Row: 22, Col: 1, Value: 14103.98
Row: 23, Col: 1, Value: 14042.79
Row: 24, Col: 1, Value: 14481.31
Row: 25, Col: 1, Value: 14358.93
Row: 26, Col: 1, Value: 15161.86
Row: 27, Col: 1, Value: 15747.06
Row: 28, Col: 1, Value: 15278.9
Row: 29, Col: 1, Value: 14502.18
Row: 30, Col: 1, Value: 14480.9
Row: 31, Col: 1, Value: 14597.94
Row: 32, Col: 1, Value: 14161.71
Row: 33, Col: 1, Value: 14512.82
Row: 34, Col: 1, Value: 15023.54
Row: 35, Col: 1, Value: 14800.1
Row: 36, Col: 1, Value: 14842.66
Row: 37, Col: 1, Value: 14417.06
Row: 38, Col: 1, Value: 14041.71
Row: 39, Col: 1, Value: 13691.76
Row: 40, Col: 1, Value: 13921.41
Row: 41, Col: 1, Value: 14205.75
Row: 42, Col: 1, Value: 14599.44
Row: 43, Col: 1, Value: 14960.32
Row: 44, Col: 1, Value: 15277.47
Row: 45, Col: 1, Value: 15911.75
Row: 46, Col: 1, Value: 15999.24
Row: 47, Col: 1, Value: 16272.63
Row: 48, Col: 1, Value: 16075.7
Row: 49, Col: 1, Value: 16469.48
Row: 50, Col: 1, Value: 16843.14
Row: 51, Col: 1, Value: 17398.28
Row: 52, Col: 1, Value: 17376.08
Row: 53, Col: 1, Value: 17409.39
Row: 54, Col: 1, Value: 17709.17
Row: 55, Col: 1, Value: 17909.02
Row: 56, Col: 1, Value: 17986.74
Row: 57, Col: 1, Value: 17531.52
Row: 58, Col: 1, Value: 17653.65
Row: 59, Col: 1, Value: 18386.45
$
$18,386
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE
TOTAL RETURN reflects actual performance over a stated period of time. An
AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years       1992 1993 1994 1995
ASSET MANAGER: GROWTH          19.08% 26.32% -7.39% 19.
95%
S&P 500          7.62% 10.08% 1.32% 37.5
8%
Lipper Flexible Portfolio Funds Average          7.51
% 11.94% -2.65% 25.08%
Consumer Price Index          2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 19.08
Row: 8, Col: 1, Value: 26.32
Row: 9, Col: 1, Value: -7.39
Row: 10, Col: 1, Value: 19.95
(LARGE SOLID BOX) Asset
Manager:
Growth
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Flexible Portfolio Funds
Average, which currently reflects the performance        of over 150 mutual
funds with similar investment objectives. This average, published by Lipper
Analytical Services, Inc., excludes the effect of sales charges.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
ASSET MANAGER: GROWTH IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7,
1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Richard Habermann is vice president and lead manager of Asset Manager:
Growth, which he has managed since March 1996. He also manages several other Fidelity funds. Previously, Mr. Habermann was chief investment officer for Fidelity International, Ltd., from 1991 to 1993, and division head for international equities and director of international research, from 1993 to 1996. Mr. Habermann joined Fidelity in 1968.
George Vanderheiden is vice president of Asset Manager: Growth and manager of its equity investments, which he has managed since March 1996. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in
1971.
   Charles Morrison     is manager of    Asset Manager: Growth's
fixed-income investments, which he has managed since    February 1997    .
He also manages several other Fidelity funds. Mr.    Morrison     joined
Fidelity in 198   7    .
John Todd is vice president of Asset Manager: Growth and manager of its short-term and money market investments, which he has managed since
December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's
funds and services. Fidelity S   ervice Company, Inc    . (FSC) performs
transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far
East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the
1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company;
therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   A broker-dealer may use a portion of the commissions paid by the fund to
reduce the fund's custodian or transfer agent fees.     FMR may use its
broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers.
The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The
BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes.
FMR has the ability to allocate the fund's assets within specified ranges.
The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
 Range Neutral Mix
STOCK CLASS  50 - 100% 70%
BOND CLASS 0 - 50% 25%
SHORT-TERM /
MONEY MARKET CLASS 0 - 50% 5%
Asset Manager: Growth's aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its return may not be as high as a fund that invests only in stocks.
Since the fund is subject to the risks of each investment type, the fund and its performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer. FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares, they may be worth more or less than what you paid for them.
In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 20% of the fund's total assets.
Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
The fund diversifies across investment types more than most mutual funds.
No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks.
Any restrictions listed supplement those discussed earlier in this section.
A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to
borrow money from investors. The issuer    generally     pays the investor
a fixed   ,     variable   , or floating     rate of interest, and must
repay the amount borrowed at maturity. Some debt securities, such as zero
coupon bonds, do not pay current interest, but are    sold     at a
discount from their face values. Debt securities have    varying levels of
sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall
when interest rates rise.     Longer-term bonds    and zero coupon
bonds     are generally more sensitive to interest rate changes   .
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The table on page  provides a summary of ratings assigned to debt holdings
(not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal year ended September 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
   FISCAL YEAR ENDED SEPTEMBER 1996 DEBT HOLDINGS, BY RATING
 MOODY'S INVESTORS
  SERVICE  STANDARD & POOR'S
    (AS A % OF INVESTMENTS)     (AS A % OF
INVESTMENTS)
 Rating  Average  Rating  Average
INVESTMENT GRADE*
Highest quality Aaa 15.2% AAA    15.1    %
High quality Aa 0.1% AA    0.2    %
Upper-medium grade A 0.5% A    0.3    %
Medium grade Baa 0.3% BBB    0.6    %
LOWER QUALITY*
Moderately speculative Ba 0.9% BB    1.2    %
Speculative B 3.4% B    2.4    %
Highly speculative Caa 0.2% CCC    0.2    %
Poor quality Ca 0.0% CC    0.0%
Lowest quality, no interest C  C
In default, in arrears -- 0.0% D    0.0%
  20.6%     20.0    %
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger)    0.4    %
Lower Quality (double dagger)    0.9    %
Total    1.3    %
   * FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF
THE
SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS
WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's
Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or
Fitch Investors Service, L.P., or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than
U.S. investments.
ASSET-BACKED AND MORTGAGE SECURITIES include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved.
Some securities may have a structure that makes their reaction to interest rates and other factors difficult
to predict, making their value highly volatile. These securities may also be subject to prepayment risk.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S.
Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price.
Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower.
They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by
FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price.
The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date.
The market value of a security could change during this period.
OTHER INSTRUMENTS may include securities of closed-end investment companies, real estate-related instruments and precious metals.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one
industry.    This limitation does     not apply to U.S. Government
securities.
BORROWING. The fund may borrow from banks or from other funds advised by
FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity
Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by
FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer.
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations.
Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .52%, and it drops as total assets under management increase.
For September 1996, the group fee rate was    .3050%. The individual fund
fee rate is .30%. The total management fee rate for the fiscal year ended
September 1996 was .69%. Effective August 1, 1996, FMR voluntarily agreed to reduce the fund's individual fund fee rate from .40% to .30%. If this reduction were not in effect, the total management fee rate would have been
 .71% for the fiscal year ended September 1996.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. In fiscal
year ended September 1996, the fund paid FSC fees equal to    .29    % of
its average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for the fiscal year ended September 1996
was    138    %. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
   (solid bullet)     Number of Fidelity mutual
funds: over    225
(solid bullet)     Assets in Fidelity mutual
funds: over    $432     billion
   (solid bullet)     Number of shareholder
accounts: over    29     million
   (solid bullet)     Number of investment
analysts and portfolio
managers: over    270
(checkmark)
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer or call your retirement benefits number or
Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year.
Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION
PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the
Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at
4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an
IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another
Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts      $500
TO ADD TO AN ACCOUNT  $250
   For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh  accounts     $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
   For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh  accounts     $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory
Services or a Fidelity Payroll Deduction Program account in the    fund.
There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity
retirement accounts.     Refer to the program materials for details.

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
                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              Asset Manager:
                      "Fidelity Asset                               Growth." Indicate your
                      Manager: Growth." Mail                        fund account number
                      to the address                                on your check and mail
                      indicated on                                  to the address printed
                      the application.                              on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



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
In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity Asset
                      Bank Routing                                    Manager: Growth" and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify "Fidelity Asset                         name.
                      Manager: Growth" and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



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
(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted.
Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last
30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a
Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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
Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received    and
                                                                          accepted     by Fidelity before 4
                                                                       p.m. Eastern time for money
                                                                       to be wired on the next
                                                                       business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other
Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly.
Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call
1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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
MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
5. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
7. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual
   maximum charge of $24.00     per shareholder. It is expected that
accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.
This fee will not be deducted from    Fidelity brokerage accounts,
retirement accounts (except non-prototype retirement accounts), accounts
using regular investment plans, or if total assets    in Fidelity exceed
$30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $   2,000    , you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
The Fidelity Pyramid and Logo, Fidelity Money Line, and Directed Dividends are registered trademarks of FMR Corp. Fidelity Automatic Account Builder and TouchTone Xpress are trademarks of FMR Corp.


This prospectus is printed on recycled paper using soy-based inks.

FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER



CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Fund at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Fund at a Glance; Investment Principles and
                                              Risks, Securities and Investment Practices

      b      ..............................   Investment Principles and Risks, Securities and
                                              Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks, Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   Cover Page; The Fund at a Glance; Charter; Doing
                                              Business with Fidelity, FMR and Its Affiliates

             ii...........................    Charter, FMR and Its Affiliates

             iii..........................    Expenses, Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter
             .

             ii............................   *
             ..

5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter, FMR and Its Affiliates

      c      ..............................   Transactions Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Cover Page, Doing Business with Fidelity; How to
                                              Buy Shares; How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Expenses, Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 17, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
FAA-pro-   1196-01

(fund number    314    , trading symbol F   ASMX    )
This asset allocation fund seeks high total return with reduced risk over the long term through investments in stocks, bonds and short-term and money market instruments of all types.
FIDELITY
ASSET
MANAGER(trademark)
PROSPECTUS
FEBRUARY 17, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: High total return with reduced risk over the long term. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: The fund diversifies across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings
- within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 50%
(can range
from 30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range
from
20-60%)
 Short-Term/M
oney Market
10%
(can range
from
0-50%)
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE: As of September 30, 1996,    the fund had over $10.6 billion in
assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds and short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of high total return with reduced risk, this fund may be appropriate for you.
Because the fund owns different types of investments, its performance is affected by a variety of factors. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details" page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange fee                           None

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following    figures     are based on historical expenses,    adjusted
to reflect current fees, and are calculated as a percentage of average net assets. A portion of the brokerage commissions that the fund pays is used to reduce fund expenses. In addition, the fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to reduce transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .81%.
Management fee                      .56
                                       %*

12b-1 fee                        Non
                                e

Other expenses                      .27
                                       %

Total fund operating expenses       .83
                                       %

   *EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM
 .40% TO .25%. IF THIS AGREEMENT WERE NOT IN EFFECT, THE MANAGEMENT FEE AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN .71% AND .98% RESPECTIVELY.
EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $    8

After 3 years    $    26

After 5 years    $    46

After 10 years   $    10
                    3

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.


UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by    Price
Waterhouse LLP    , independent accountants.    The fund's financial
highlights, financial statements and reports of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
SELECTED PER-SHARE DATA



   Years ended September
30                     1996     1995      1994E     1993             1992            1991            1990             1989B

   Net asset value,
beginning of           $ 15.4   $ 14.5    $ 14.9    $ 13.5           $ 13.0          $ 10.6          $ 11.39          $ 10.0
   period              7          8         7          0             2               4                                0

   Income from
Investment
   Operations

    Net investment
income                  .62      .49       .34       .52              .46             .55             .58              .27

    Net realized
and                     .96      .93       .21       2.01             .97             2.48            (.71)            1.12
   unrealized
    gain (loss)

    Total from
investment              1.58     1.42      .55       2.53             1.43            3.03            (.13)            1.39
   operations

   Less
Distributions

    From net
investment              (.56)    (.44)     (.44)     (.87)            (.45)           (.65)           (.38)            --
   income

    From net
realized gain           --           --        (.45) (.19)            (.50)           --              (.24)            --

    In excess of net
realized                --           (.09)  (.05)     --           --              --              --               --
   gain

    Total
distributions           (.56)    (.53)     (.94)     (1.06)           (.95)           (.65)           (.62)            --

   Net asset value,
end of                 $ 16.4   $ 15.4    $ 14.5    $ 14.9           $ 13.5          $ 13.0          $ 10.6           $ 11.39
   period              9           7         8         7             0               2               4

   Total return
C,D                     10.37    10.09     3.60%     19.71        11.84           29.78           (1.27)           13.90
                       %           %                   %             %               %               %                %

   RATIOS AND SUPPLEMENTAL DATA

   Net assets, end
of period (In          $ 10,6   $ 11,08   $ 11,79   $ 7,26           $ 2,76          $ 743           $ 346            $ 245
   millions)           74          4         2         6             2

   Ratio of expenses to
average                 .95%     .97%      1.04%     1.09%            1.17%           1.17%           1.17%            1.58%
   net assets                                                                                                         A

   Ratio of
expenses to             .93%F    .97%      1.04%     1.09%            1.17%           1.17%           1.17%            1.58%
   average net assets after                                                                                          A
   expense reductions

   Ratio of net
investment              3.64%    4.27%     3.63%     4.28%            5.58%           5.74%           5.89%            5.88%
   income                                                                                                         A
   to average net assets

   Portfolio turnover
rate                    131%     137%      109%      98%

    134%            134%            105%             167%
                                                                                                                     A

   Average commission
rateG                  $ .004
                                           5



   A ANNUALIZED
B FOR THE PERIOD DECEMBER 28, 1988 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1989.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Pas   Past    Life
September 30, 1996     t 1   5       of
                       yea   year    fund
                       r     s       A

Asset Manager    10.37    11.00    12.29
                %        %        %

S&P 500   (registered trademark)        20.33    15.23    15.84
                                       %        %        %

Lipper Flexible                         12.33    11.19   n/a
Portfolio Funds                        %        %
Average

CUMULATIVE TOTAL RETURNS
Fiscal periods ended                       Pas            Past             Life
September 30, 1996                         t 1            5                of
                                           yea            year             fund
                                           r              s                A

Asset Manager                                 10.37           68.54           145.97
                                                  %               %               %


S&P 500                                       20.33          103.1            213.19
                                                 %           8    %              %

Lipper Flexible Portfolio Funds Average

                                              12.33           71.56          n/a
                                                 %               %


A FROM DECEMBER 28, 1988    (COMMENCEMENT OF OPERATIONS)
EXAMPLE: Let's say, hypothetically, that    you had $10,000 invested in the
fund on     December 28, 1988. From that date through September 30, 1996,
t   he fund's total return was 145.97%. Your $10,000 would have grown to
$24,597 (the initial investment plus 145.97% of $10,000).
UNDERSTANDING
PERFORMANCE
As economic conditions
change, different types of
investments do better than
others. Since this asset
allocation fund invests in
domestic and foreign stocks,
bonds, and short-term
instruments, its total return
will reflect the performance of
both domestic and foreign
markets and short and long
term interest rates depending
on the mix of securities it
owns.
(checkmark)
$10,000 OVER LIFE OF FUND
 Fiscal    periods     1988 1993
1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10030.0
Row: 3, Col: 1, Value: 10410.0
Row: 4, Col: 1, Value: 10250.0
Row: 5, Col: 1, Value: 10340.0
Row: 6, Col: 1, Value: 10610.0
Row: 7, Col: 1, Value: 10920.0
Row: 8, Col: 1, Value: 11040.0
Row: 9, Col: 1, Value: 11360.0
Row: 10, Col: 1, Value: 11390.0
Row: 11, Col: 1, Value: 11390.0
Row: 12, Col: 1, Value: 11440.0
Row: 13, Col: 1, Value: 11520.0
Row: 14, Col: 1, Value: 11562.28
Row: 15, Col: 1, Value: 11192.37
Row: 16, Col: 1, Value: 11276.92
Row: 17, Col: 1, Value: 11393.17
Row: 18, Col: 1, Value: 11202.94
Row: 19, Col: 1, Value: 11794.79
Row: 20, Col: 1, Value: 11889.91
Row: 21, Col: 1, Value: 11879.34
Row: 22, Col: 1, Value: 11477.72
Row: 23, Col: 1, Value: 11245.21
Row: 24, Col: 1, Value: 11276.92
Row: 25, Col: 1, Value: 11815.93
Row: 26, Col: 1, Value: 12184.23
Row: 27, Col: 1, Value: 12834.35
Row: 28, Col: 1, Value: 13394.81
Row: 29, Col: 1, Value: 13618.99
Row: 30, Col: 1, Value: 13831.96
Row: 31, Col: 1, Value: 14179.44
Row: 32, Col: 1, Value: 13876.79
Row: 33, Col: 1, Value: 14246.69
Row: 34, Col: 1, Value: 14571.76
Row: 35, Col: 1, Value: 14594.17
Row: 36, Col: 1, Value: 14706.26
Row: 37, Col: 1, Value: 14448.46
Row: 38, Col: 1, Value: 15064.82
Row: 39, Col: 1, Value: 15282.45
Row: 40, Col: 1, Value: 15572.63
Row: 41, Col: 1, Value: 15572.63
Row: 42, Col: 1, Value: 15790.26
Row: 43, Col: 1, Value: 15947.43
Row: 44, Col: 1, Value: 15947.43
Row: 45, Col: 1, Value: 16273.88
Row: 46, Col: 1, Value: 16201.33
Row: 47, Col: 1, Value: 16322.24
Row: 48, Col: 1, Value: 16298.06
Row: 49, Col: 1, Value: 16660.78
Row: 50, Col: 1, Value: 16984.94
Row: 51, Col: 1, Value: 17277.13
Row: 52, Col: 1, Value: 17454.98
Row: 53, Col: 1, Value: 18029.64
Row: 54, Col: 1, Value: 18106.58
Row: 55, Col: 1, Value: 18491.28
Row: 56, Col: 1, Value: 18724.08
Row: 57, Col: 1, Value: 19008.76
Row: 58, Col: 1, Value: 19552.24
Row: 59, Col: 1, Value: 19539.98
Row: 60, Col: 1, Value: 20144.3
Row: 61, Col: 1, Value: 20075.14
Row: 62, Col: 1, Value: 20940.46
Row: 63, Col: 1, Value: 21620.35
Row: 64, Col: 1, Value: 20940.46
Row: 65, Col: 1, Value: 19927.45
Row: 66, Col: 1, Value: 19913.73
Row: 67, Col: 1, Value: 20078.31
Row: 68, Col: 1, Value: 19636.47
Row: 69, Col: 1, Value: 20022.86
Row: 70, Col: 1, Value: 20492.03
Row: 71, Col: 1, Value: 20243.05
Row: 72, Col: 1, Value: 20340.24
Row: 73, Col: 1, Value: 20034.79
Row: 74, Col: 1, Value: 19558.09
Row: 75, Col: 1, Value: 19402.53
Row: 76, Col: 1, Value: 19699.51
Row: 77, Col: 1, Value: 20013.12
Row: 78, Col: 1, Value: 20425.91
Row: 79, Col: 1, Value: 20909.87
Row: 80, Col: 1, Value: 21196.75
Row: 81, Col: 1, Value: 21783.96
Row: 82, Col: 1, Value: 21927.18
Row: 83, Col: 1, Value: 22285.82
Row: 84, Col: 1, Value: 22213.79
Row: 85, Col: 1, Value: 22631.56
Row: 86, Col: 1, Value: 23109.04
Row: 87, Col: 1, Value: 23604.75
Row: 88, Col: 1, Value: 23488.12
Row: 89, Col: 1, Value: 23489.33
Row: 90, Col: 1, Value: 23694.86
Row: 91, Col: 1, Value: 23944.43
Row: 92, Col: 1, Value: 24078.1
Row: 93, Col: 1, Value: 23619.33
Row: 94, Col: 1, Value: 23767.32
Row: 95, Col: 1, Value: 24596.65
Row: 96, Col: 1, Value: 0.0
$
$24,597
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years    1989 1990 1991 1992 1993 1994    1995
ASSET MANAGER       15.28% 5.38% 23.64% 12.75% 23.29% -6.60
% 18.16%
Lipper Flexible Portfolio Funds Average       17.89    %    -0.70    %
   26.56    %    7.5
1    %    11.94    %    -2.65    %    25.08    %
S&P 500       31.69% -3.10% 30.47% 7.62% 10.08% 1.32
% 37.58%
Consumer Price Index       4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54
%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 15.28
Row: 5, Col: 1, Value: 5.38
Row: 6, Col: 1, Value: 23.64
Row: 7, Col: 1, Value: 12.75
Row: 8, Col: 1, Value: 23.29
Row: 9, Col: 1, Value: -6.6
Row: 10, Col: 1, Value: 18.16
(LARGE SOLID BOX) Asset
Manager
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Flexible Portfolio Funds Average, which currently reflects the performance of over 150 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
ASSET MANAGER IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Richard Habermann is vice president and lead manager of Asset Manager, which he has managed since March 1996. He also manages several other Fidelity funds. Previously, Mr. Habermann was chief investment officer for Fidelity International, Ltd., from 1991 to 1993, and division head for international equities and director of international research, from 1993 to 1996. Mr. Habermann joined Fidelity in 1968.
George Vanderheiden is vice president of Asset Manager and manager of its equity investments, which he has managed since March 1996. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in 1971.
   Charles Morrison     is manager of    Asset Manager's     fixed-income
investments, which he has managed since    February     199   7    . He
also manages several other Fidelity funds. Mr.    Morrison     joined
Fidelity in 198   7    .
John Todd is vice president of Asset Manager and manager of its short-term money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981. Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's
funds and services. Fidelity Service Co   mpany, Inc    . (FSC) performs
transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   A broker-dealer may use a portion of the commissions paid by the funds to reduce custodian or transfer agent fees for the fund. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers.
The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes.
FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
 Range Neutral Mix
STOCK CLASS  30 - 70% 50%
BOND CLASS 20 - 60% 40%
SHORT-TERM/
MONEY MARKET CLASS 0 - 50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds and short-term and money market instruments.
Since the fund is subject to the risks of each investment type, the fund and its performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer. FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares, they may be worth more or less than what you paid for them.
In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
The fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to
borrow money from investors. The issuer    generally     pays the investor
a fixed   ,     variable   , or floating     rate of interest, and must
repay the amount borrowed at maturity. Some debt securities, such as zero
coupon bonds, do not pay current interest, but are    sold     at a
discount from their face values. Debt securities have varying    levels of
sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall
when interest rates rise.     Longer-term bonds    and zero coupon bonds
    are generally more sensitive to interest rate changes   .
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
FISCAL YEAR ENDED SEPTEMBER 1996 DEBT HOLDINGS, BY RATING
 MOODY'S INVESTORS SERVICE STANDARD & POOR'S

 (AS A % OF INVESTMENTS) (AS A % OF
INVESTMENTS)
 Rating  Average Rating  Average
INVESTMENT GRADE*

Highest quality Aaa 26.0% AAA 25.8%

High quality Aa 0.1% AA 0.3%

Upper-medium grade A 1.0% A 0.7%

Medium grade Baa 0.6% BBB 1.2%
LOWER QUALITY*

Moderately speculative Ba 1.6% BB 1.5%

Speculative B 2.9% B 2.2%

Highly speculative Caa 0.3% CCC 0.2%

Poor quality Ca 0.0% CC 0.0%

Lowest quality, no interest C  C

In default, in arrears -- 0.0% D 0.0%

  32.5%  31.9%
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)

Investment Grade (double dagger) 0.7%

Lower Quality (double dagger) 0.4%

Total 1.1%
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR

RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets. MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
ASSET-BACKED AND MORTGAGE SECURITIES include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be
subject to        legal restrictions. Difficulty in selling securities may
result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
OTHER INSTRUMENTS may include convertible securities, preferred stocks, securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the
securities of any issuer.    This limitation does not apply to U.S.
Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
 LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer.
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .52%, and it drops as total assets under management increase.
F   or September 1996, the group fee rate was .3050%. The indivi    dual
fund fee rate is .25%.    The total management fee rate for the fiscal year
ended1996 was .68%.     Effective August 1,    1996, FMR voluntarily agreed
to reduce the fund's individual fund fee rate from .40% to .25%. If this reduction were not in effect, the total management fee rate would have been
 .71% for the fiscal year ended 1996.






UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. For the
fiscal    year     ended 1996, the fund paid FSC fees equal to    .24    %
of its average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fun   d's portfolio turnover rate for the fiscal year ended September
1996 was 131    %. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum
initial or subsequent investment    a    mounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 2   2    5
(solid bullet) Assets in Fidelity mutual
funds: over $4   32     billion
(solid bullet) Number of shareholder
accounts: over 2   9     million
(solid bullet) Number of investment
analysts and portfolio
managers: over 2   70
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity    IRA, Rollover IRA,
SEP-IRA and Keogh     accounts  $500
TO ADD TO AN ACCOUNT  $250
For    Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh     accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $   2    ,000
For    Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh     accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services, a Fidelity Investor Card account, a Fidelity College Savings Plan account, or a Fidelity Payroll Deduction Program account in the fund.
   There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity
retirement accounts.     Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              Asset Manager."
                      "Fidelity Asset                               Indicate your fund
                      Manager." Mail to the                         account number on
                      address indicated on                          your check and mail to
                      the application.                              the address printed on
                                                                    your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity Asset
                      Bank Routing                                    Manager" and include
                      #021001033,                                     your account number
                      Account #00163053.                              and your name.
                      Specify "Fidelity Asset
                      Manager" and include
                      your new account
                      number and your
                      name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$   2    ,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September, and December. Capital gains are distributed in December. DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of
   $12.00 from accounts with a value of less than $2,500, subject to an
annual maximum charge of $24.00 per shareholder. It     is expected that
accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to
offset    in part the relatively higher costs of servicing smaller
accounts. This fee will not     be deducted from    Fidelity brokerage
accounts,     retirement accounts (except non-prototype retirement
accounts), accounts using regular investment plans, or if total assets in
Fidelity exceed $   3    0,000. Eligibility for the $   3    0,000 waiver
is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $   2    ,000, you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
The Fidelity Pyramid and Logo, Fidelity Money Line, and Directed Dividends are registered trademarks of FMR Corp. Fidelity Asset Manager, Fidelity Automatic Account Builder, and TouchTone Xpress are trademarks of FMR Corp.


This prospectus is printed on recycled paper using soy-based inks. FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER FUNDS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Funds at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c,d    ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Funds at a Glance; Investment Principles and
                                              Risks, Securities and Investment Practices

      b      ..............................   Investment Principles and Risks, Securities and
                                              Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks, Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   Cover Page; The Funds at a Glance; Charter;
                                              Doing Business with Fidelity, FMR and Its
                                              Affiliates

             ii...........................    Charter, FMR and Its Affiliates

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter

             ii............................   *

5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter, FMR and Its Affiliates

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Cover Page, Doing Business with Fidelity; How to
                                              Buy Shares; How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Expenses, Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
THE FIDELITY
ASSET
MANAGER
FUNDS
To learn more about each fund and its investments, you can obtain a copy of
each fund's most recent financial    report and portfolio listing, or a
copy of the Statement of Additional Information (SAI) da    ted    February
1    7, 199   7    . The SAI has been filed with the Securities and
Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
This family of asset allocation funds offers three approaches to diversifying your investment. Each fund seeks to achieve its individual
goal    by investing in different mixes of stocks, bonds and short-term and
money market     instruments of all types.
FIDELITY ASSET MANAGER: INCOME seeks high current income, but also considers the potential for capital appreciation.
   (fund number 328, trading symbol FASIX)
FIDELITY ASSET MANAGER(trademark) seeks high total return with reduced risk over the long term.
   (fund number 314, trading symbol FASMX)
FIDELITY ASSET MANAGER: GROWTH seeks to maximize total return over the long term.
LIKE ALL MUTUAL FUNDS,
THESE SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION,
NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
FFM-pro-   1196-01
(fund number 321, trading symbol FASGX)
PROSPECTUS
   FEBRUARY 17, 1997
(registered trademark)
82 Devonshire Street, Boston, MA 0210
9
   CONTENTS



KEY FACTS                                             THE FUNDS AT A GLANCE

                                                      WHO MAY WANT TO INVEST

                                                      EXPENSES Each fund's yearly operating expenses.

                                                      FINANCIAL HIGHLIGHTS A summary of each fund's
                                                      financial data.

                                                      PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL                                   CHARTER How each fund is organized.

                                                      INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                                      approach to investing.

                                                      BREAKDOWN OF EXPENSES How operating costs are
                                                      calculated and what they include.

YOUR ACCOUNT                                          DOING BUSINESS WITH FIDELITY

                                                      TYPES OF ACCOUNTS Different ways to set up your
                                                      account, including tax-sheltered retirement plans.

                                                      HOW TO BUY SHARES Opening an account and making
                                                      additional investments.

                                                      HOW TO SELL SHARES Taking money out and closing
                                                      your account.

                                                      INVESTOR SERVICES Services to help you manage your
                                                      account.

SHAREHOLDER AND        ACCOUNT POLICIES               DIVIDENDS, CAPITAL GAINS, AND TAXES

                                                      TRANSACTION DETAILS Share price calculations and the
                                                      timing of purchases and redemptions.

                                                      EXCHANGE RESTRICTIONS


KEY FACTS


THE FUNDS AT A GLANCE
STRATEGY: The funds diversif   y across stocks, bonds and short-term and
money market instruments, both here and abroad, to p    ursue specific
goals. Each fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
WHO MAY WANT TO INVEST
Asset allocation funds are designed for investors who want to diversify
among domestic and foreign stocks, bonds    and     short-term and    money
market instruments     and other types of securities, in one fund. If you
are looking for a fund that can invest in a wide range of security types within defined ranges, one of the Asset Manager funds may be appropriate for you.
Because each fund owns different types of investments, its performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
ASSET MANAGER: INCOME

GOAL: High current income, and capital appreciation when appropriate.
Neutral Mix
 STOCKS    20%

    (can range from
10-30%)
Row: 1, Col: 1, Value: 30.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 50.0
    BONDS 50%

    (can range from
40-60%)
    SHORT-TERM/MONE
Y MARKET
30%    (can range
from 10-50%)
   With its emphasis on bonds and short-term and money market
instruments    , Asset Manager: Income is the most conservative fund in the family.
ASSET MANAGER

GOAL: High total return with reduced risk over the long term.
Neutral Mix
    STOCKS 50%

    (can range from
30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 B   ONDS 40%

    (can range from
20-60%)
 S   HORT-TERM/MON
EY MARKET 10%
    (can range from
0-50%)
With its more balanced approach, Asset Manager is the middle-of-the-road member of the family.
ASSET MANAGER: GROWTH

GOAL: Maximum total return over the long term.
Neutral Mix
    STOCKS 70%

    (can range from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 BO   NDS 25%

    (can range from
0-50%)
    SHORT-TERM/MONE
Y MARKET 5%    (can
range from
0-50%)
With its emphasis on stocks, Asset Manager: Growth is the most aggressive fund in the family.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details" page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases and reinvested distributions   None

Deferred sales charge on redemptions                             None

Exchange fee                                                     None

Annual account maintenance fee (for accounts under $2,500)       $12.0
                                                                 0

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following    figures     are based on historical expenses, adjusted to
reflect current fees, and are calculated as a percentage of average net
assets. A portion of the brokerage commissions that    each     fund
   pays is     used to reduce fund expenses.    In addition, each fund has
entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .76% for Asset Manager:
Income, .81% for Asset Manager, and .93% for Asset Manager: Growth.
ASSET MANAGER: INCOME

Management fee                      .45
                                       %*

12b-1 fee                        Non
                                e

Other expenses                      .33
                                       %

Total fund operating expenses       .78
                                       %

ASSET MANAGER

Management fee                      .56
                                       %   *

12b-1 fee                        Non
                                e

Other expenses                      .27
                                       %

Total fund operating expenses       .83
                                       %

ASSET MANAGER: GROWTH

Management fee                      .61
                                       %*

12b-1 fee                        Non
                                e

Other expenses                      .33
                                       %

Total fund operating expenses       .94
                                       %

* EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO IMPLEMENT A
MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM
 .35% TO .30% FOR ASSET MANAGER: INCOME, .40% TO .25% FOR ASSET MANAGER, AND .40% TO .30% FOR ASSET MANAGER: GROWTH. IF THIS AGREEMENT WERE NOT IN
EFFECT, THE MANAGEMENT FEES    AND TOTAL OPERATING EXPENSES     WOULD HAVE
BEEN    .50    %    AND .83% FOR ASSET MANAGER: INCOME    ,    .71    %
AND .98% FOR ASSET MANAGER    , AND    .71    %    AND 1.04% FOR ASSET
MANAGER: GROWTH    , RESPECTIVELY.
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
                  After 1       After 3       After 5       After 10
                  year          years         years         years

Asset Manager:    $    8        $    25       $    43       $    97
Income

Asset Manager     $    8        $    26       $    46       $    103

Asset Manager:    $    10       $    30       $    52       $    115
Growth

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The    financial highlights     tables that follow have been audited by
   Price Waterhouse LLP,     independent accountants.    The funds'
financial highlights,     financial statements and    reports of the
auditor     are included in the    funds'     Annual Reports   , and
are incorporated by reference into (are legally a part of) the funds'
SAI   . Contact Fidelity for a free copy of the Annual Report or the SAI.
FIDELITY ASSET MANAGER: INCOME



   Selected Per-Share Data and Ratios

   Years ended September 30                                1996               1995               1994C              1993B

   Net asset value, beginning of period                    $ 11.46            $ 10.69            $ 11.07            $ 10.00

   Income from Investment Operations

    Net investment income                                   .61                .56                .45                .46

    Net realized and unrealized gain (loss)                 .20                .68                (.29)              1.04

    Total from investment operations                        .81                1.24               .16                1.50

   Less Distributions

    From net investment income                              (.64)              (.47)              (.47)              (.43)

    From net realized gain                                  --                 --                 (.04)              --

    In excess of net realized gain                          --                 --                 (.03)              --

    Total distributions                                     (.64)              (.47)              (.54)              (.43)

   Net asset value, end of period                          $ 11.63            $ 11.46            $ 10.69            $ 11.07

   Total returnA                                            7.28%              11.99%             1.46%              15.32%

   Net assets, end of period (000 omitted)                 $ 566,104          $ 566,079          $ 501,349          $ 199,237

   Ratio of expenses to average net assets                  .82%               .79%               .71%               .65%
                                                                                                D                  D

   Ratio of expenses to average net assets after
expense reductions                                         .80%               .79%               .71%               .65%
                                                           E

   Ratio of net investment income to average net
assets                                                      5.03%              5.15%              4.92%              5.19%

   Portfolio turnover rate                                  148%               157%               83%                47%

   Average commission rateF                               $ .0286


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FROM OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993
C EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
FIDELITY ASSET MANAGER



    Selected Per-Share Data and Ratios

 Years ended September 30       1996         1995         1994E        1993        1992        1991        1990         1989B

 Net asset value, beginning
of period                       $ 15.47      $ 14.58      $ 14.97      $ 13.50     $ 13.02     $ 10.64     $ 11.39      $ 10.00

 Income from Investment Operations

  Net investment income         .62          .49          .34          .52         .46         .55         .58          .27

  Net realized and unrealized
gain (loss)                      .96          .93          .21          2.01        .97         2.48        (.71)        1.12

  Total from investment
operations                       1.58         1.42         .55          2.53        1.43        3.03        (.13)        1.39

 Less Distributions

  From net investment income      (.56)        (.44)        (.44)        (.87)       (.45)       (.65)       (.38)        --

  From net realized gain          --           --           (.45)        (.19)       (.50)       --          (.24)        --

  In excess of net realized gain  --           (.09)        (.05)        --          --          --          --           --

  Total distributions             (.56)        (.53)        (.94)        (1.06)      (.95)       (.65)       (.62)        --

 Net asset value, end of period  $ 16.49      $ 15.47      $ 14.58      $ 14.97     $ 13.50     $ 13.02     $ 10.64      $ 11.39

 Total returnC,D                  10.37%       10.09%       3.60%        19.71%      11.84%      29.78%      (1.27)%      13.90%

 Net assets, end of period (in
millions)                        $ 10,674     $ 11,084     $ 11,792     $ 7,266     $ 2,762     $ 743       $ 346        $ 245

 Ratio of expenses to average
net assets                        .95%         .97%         1.04%        1.09%       1.17%       1.17%       1.17%        1.58%A

 Ratio of expenses to average net
assets after expense              .93%F        .97%         1.04%        1.09%       1.17%       1.17%       1.17%        1.58%A
 reductions

 Ratio of net investment income
to average net assets             3.64%        4.27%        3.63%        4.28%       5.58%       5.74%       5.89%        5.88%A

 Portfolio turnover rate          131%         137%         109%         98%         134%        134%        105%         167%A

 Average commission rateG       $ .0045


   A ANNUALIZED
B FOR THE PERIOD DECEMBER 28, 1988 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1989.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED .
D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
FIDELITY ASSET MANAGER: GROWTH



   Selected Per-Share Data and Ratios

   Years ended September 30                      1996             1995             1994F            1993             1992E

   Net asset value, beginning of period          $ 14.88          $ 13.91          $ 13.77          $ 11.16          $ 10.00

   Income from Investment Operations

    Net investment income                         .47              .26              .13              .18              .14

    Net realized and unrealized gain (loss)       1.44            1.07             .61              2.66             1.02

    Total from investment operations             1.91             1.33             .74              2.84             1.16

   Less Distributions

    From net investment income                     (.23)            (.27)            (.18)            (.15)            --

    From net realized gain                         --               --               (.37)            (.08)            --

    In excess of net realized gain                 --               (.09)            (.05)            --               --

    Total distributions                            (.23)            (.36)            (.60)            (.23)            --

   Net asset value, end of period                 $ 16.56          $ 14.88          $ 13.91          $ 13.77          $ 11.16

   Total returnB,C                                 12.99%           9.95%            5.39%            25.83%           11.60%

   Net assets, end of period (in millions)        $ 3,099          $ 2,850          $ 3,071          $ 1,243          $ 94

   Ratio of expenses to average net assets         1.02%            1.03%            1.15%            1.19%            1.64%
                                                                                                    D                A

   Ratio of expenses to average net assets
after expense reductions                           1.01%            1.02%            1.15%            1.19%            1.64%
                                                 G                G                                                  A

   Ratio of net investment income to average
net assets                                         2.51%            3.16%            2.64%            3.02%            3.50%
                                                                                                                     A

   Portfolio turnover rate                         138%             119%             104%             97%              693%
                                                                                                                    A

   Average commission rateH                       $ .0027


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E DECEMBER 30, 1991 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1992
F EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance. AVERAGE ANNUAL TOTAL RETURNS


Fiscal periods ended                       Past 1           Past 5           Life of
September 30, 1996                         year             years            fund

Asset Manager: Income                          7.28    %    .n/a                 8.88    %A

Asset Manager                                  10.37    %       11.00    %       12.29    %B

Asset Manager: Growth                          12.99    %   .n/a                 13.65    %C

S&P 500   (registered trademark)               20.33    %       15.23    %      n/a

Lehman Bros.    Aggregate     Bond Index       4.90    %       n/a              n/a

Lipper Income Funds Average                    10.90    %       10.43    %      n/a

Lipper Flexible Portfolio Funds Average        12.33    %       11.19    %      n/a


CUMULATIVE TOTAL RETURNS


Fiscal periods ended                       Past 1           Past 5            Life of
September 30, 1996                         year             years             fund

Asset Manager: Income                          7.28    %       .n/a               40.55    %A

Asset Manager                                  10.37    %       68.54    %        145.97    %B

Asset Manager: Growth                          12.99    %      .n/a               83.86    %C

S&P 500                                        20.33    %       103.18    %      n/a

Lehman Bros.    Aggregate     Bond Index       4.90    %       n/a               n/a

Lipper Income Funds Average                    10.90    %       64.60    %       n/a

Lipper Flexible Portfolio Funds Average        12.33    %       71.56    %       n/a


A FROM OCTOBER 1, 1992    (COMMENCEMENT OF OPERATIONS)
B FROM DECEMBER 28, 1988    (COMMENCEMENT OF OPERATIONS)
C FROM DECEMBER 30, 1991    (COMMENCEMENT OF OPERATIONS)

EXAMPLE:    Let's say, hypothetically, that you had $10,000 invested in each fund on its start date. The charts below show the growth in value of
your $10,000 investment in each fund through     September 30, 1   9    96.
ASSET MANAGER: INCOME

 Fiscal periods 199   2     199   4     199   5
1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 9890.0
Row: 3, Col: 1, Value: 10020.3
Row: 4, Col: 1, Value: 10222.02
Row: 5, Col: 1, Value: 10485.16
Row: 6, Col: 1, Value: 10657.39
Row: 7, Col: 1, Value: 10891.49
Row: 8, Col: 1, Value: 10973.54
Row: 9, Col: 1, Value: 11035.05
Row: 10, Col: 1, Value: 11158.52
Row: 11, Col: 1, Value: 11251.64
Row: 12, Col: 1, Value: 11500.56
Row: 13, Col: 1, Value: 11531.81
Row: 14, Col: 1, Value: 11688.44
Row: 15, Col: 1, Value: 11615.38
Row: 16, Col: 1, Value: 11794.96
Row: 17, Col: 1, Value: 11997.58
Row: 18, Col: 1, Value: 11783.98
Row: 19, Col: 1, Value: 11558.83
Row: 20, Col: 1, Value: 11569.5
Row: 21, Col: 1, Value: 11602.06
Row: 22, Col: 1, Value: 11536.9
Row: 23, Col: 1, Value: 11689.09
Row: 24, Col: 1, Value: 11809.1
Row: 25, Col: 1, Value: 11699.69
Row: 26, Col: 1, Value: 11732.89
Row: 27, Col: 1, Value: 11644.89
Row: 28, Col: 1, Value: 11634.28
Row: 29, Col: 1, Value: 11701.27
Row: 30, Col: 1, Value: 11913.79
Row: 31, Col: 1, Value: 12037.44
Row: 32, Col: 1, Value: 12194.96
Row: 33, Col: 1, Value: 12488.19
Row: 34, Col: 1, Value: 12612.6
Row: 35, Col: 1, Value: 12816.64
Row: 36, Col: 1, Value: 12930.56
Row: 37, Col: 1, Value: 13101.93
Row: 38, Col: 1, Value: 13124.85
Row: 39, Col: 1, Value: 13355.23
Row: 40, Col: 1, Value: 13575.82
Row: 41, Col: 1, Value: 13727.97
Row: 42, Col: 1, Value: 13634.06
Row: 43, Col: 1, Value: 13622.07
Row: 44, Col: 1, Value: 13633.74
Row: 45, Col: 1, Value: 13681.62
Row: 46, Col: 1, Value: 13788.98
Row: 47, Col: 1, Value: 13694.14
Row: 48, Col: 1, Value: 13729.26
Row: 49, Col: 1, Value: 14055.41
$
$14,055
ASSET MANAGER

 Fiscal periods 19   88     199   3
1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10030.0
Row: 3, Col: 1, Value: 10410.0
Row: 4, Col: 1, Value: 10250.0
Row: 5, Col: 1, Value: 10340.0
Row: 6, Col: 1, Value: 10610.0
Row: 7, Col: 1, Value: 10920.0
Row: 8, Col: 1, Value: 11040.0
Row: 9, Col: 1, Value: 11360.0
Row: 10, Col: 1, Value: 11390.0
Row: 11, Col: 1, Value: 11390.0
Row: 12, Col: 1, Value: 11440.0
Row: 13, Col: 1, Value: 11520.0
Row: 14, Col: 1, Value: 11562.28
Row: 15, Col: 1, Value: 11192.37
Row: 16, Col: 1, Value: 11276.92
Row: 17, Col: 1, Value: 11393.17
Row: 18, Col: 1, Value: 11202.94
Row: 19, Col: 1, Value: 11794.79
Row: 20, Col: 1, Value: 11889.91
Row: 21, Col: 1, Value: 11879.34
Row: 22, Col: 1, Value: 11477.72
Row: 23, Col: 1, Value: 11245.21
Row: 24, Col: 1, Value: 11276.92
Row: 25, Col: 1, Value: 11815.93
Row: 26, Col: 1, Value: 12184.23
Row: 27, Col: 1, Value: 12834.35
Row: 28, Col: 1, Value: 13394.81
Row: 29, Col: 1, Value: 13618.99
Row: 30, Col: 1, Value: 13831.96
Row: 31, Col: 1, Value: 14179.44
Row: 32, Col: 1, Value: 13876.79
Row: 33, Col: 1, Value: 14246.69
Row: 34, Col: 1, Value: 14571.76
Row: 35, Col: 1, Value: 14594.17
Row: 36, Col: 1, Value: 14706.26
Row: 37, Col: 1, Value: 14448.46
Row: 38, Col: 1, Value: 15064.82
Row: 39, Col: 1, Value: 15282.45
Row: 40, Col: 1, Value: 15572.63
Row: 41, Col: 1, Value: 15572.63
Row: 42, Col: 1, Value: 15790.26
Row: 43, Col: 1, Value: 15947.43
Row: 44, Col: 1, Value: 15947.43
Row: 45, Col: 1, Value: 16273.88
Row: 46, Col: 1, Value: 16201.33
Row: 47, Col: 1, Value: 16322.24
Row: 48, Col: 1, Value: 16298.06
Row: 49, Col: 1, Value: 16660.78
Row: 50, Col: 1, Value: 16984.94
Row: 51, Col: 1, Value: 17277.13
Row: 52, Col: 1, Value: 17454.98
Row: 53, Col: 1, Value: 18029.64
Row: 54, Col: 1, Value: 18106.58
Row: 55, Col: 1, Value: 18491.28
Row: 56, Col: 1, Value: 18724.08
Row: 57, Col: 1, Value: 19008.76
Row: 58, Col: 1, Value: 19552.24
Row: 59, Col: 1, Value: 19539.98
Row: 60, Col: 1, Value: 20144.3
Row: 61, Col: 1, Value: 20075.14
Row: 62, Col: 1, Value: 20940.46
Row: 63, Col: 1, Value: 21620.35
Row: 64, Col: 1, Value: 20940.46
Row: 65, Col: 1, Value: 19927.45
Row: 66, Col: 1, Value: 19913.73
Row: 67, Col: 1, Value: 20078.31
Row: 68, Col: 1, Value: 19636.47
Row: 69, Col: 1, Value: 20022.86
Row: 70, Col: 1, Value: 20492.03
Row: 71, Col: 1, Value: 20243.05
Row: 72, Col: 1, Value: 20340.24
Row: 73, Col: 1, Value: 20034.79
Row: 74, Col: 1, Value: 19558.09
Row: 75, Col: 1, Value: 19402.53
Row: 76, Col: 1, Value: 19699.51
Row: 77, Col: 1, Value: 20013.12
Row: 78, Col: 1, Value: 20425.91
Row: 79, Col: 1, Value: 20909.87
Row: 80, Col: 1, Value: 21196.75
Row: 81, Col: 1, Value: 21783.96
Row: 82, Col: 1, Value: 21927.18
Row: 83, Col: 1, Value: 22285.82
Row: 84, Col: 1, Value: 22213.79
Row: 85, Col: 1, Value: 22631.56
Row: 86, Col: 1, Value: 23109.04
Row: 87, Col: 1, Value: 23604.75
Row: 88, Col: 1, Value: 23488.12
Row: 89, Col: 1, Value: 23489.33
Row: 90, Col: 1, Value: 23694.86
Row: 91, Col: 1, Value: 23944.43
Row: 92, Col: 1, Value: 24078.1
Row: 93, Col: 1, Value: 23619.33
Row: 94, Col: 1, Value: 23767.32
Row: 95, Col: 1, Value: 24596.65
$
$24,597
ASSET MANAGER: GROWTH

 Fiscal periods 199   1     199   4     199   5
1996
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10080.0
Row: 3, Col: 1, Value: 10450.0
Row: 4, Col: 1, Value: 10670.0
Row: 5, Col: 1, Value: 10520.0
Row: 6, Col: 1, Value: 10550.0
Row: 7, Col: 1, Value: 10770.0
Row: 8, Col: 1, Value: 10650.0
Row: 9, Col: 1, Value: 11090.0
Row: 10, Col: 1, Value: 10910.0
Row: 11, Col: 1, Value: 11160.0
Row: 12, Col: 1, Value: 11370.0
Row: 13, Col: 1, Value: 11780.0
Row: 14, Col: 1, Value: 12003.17
Row: 15, Col: 1, Value: 12176.54
Row: 16, Col: 1, Value: 12329.51
Row: 17, Col: 1, Value: 12808.82
Row: 18, Col: 1, Value: 12849.61
Row: 19, Col: 1, Value: 13114.76
Row: 20, Col: 1, Value: 13308.53
Row: 21, Col: 1, Value: 13553.28
Row: 22, Col: 1, Value: 14103.98
Row: 23, Col: 1, Value: 14042.79
Row: 24, Col: 1, Value: 14481.31
Row: 25, Col: 1, Value: 14358.93
Row: 26, Col: 1, Value: 15161.86
Row: 27, Col: 1, Value: 15747.06
Row: 28, Col: 1, Value: 15278.9
Row: 29, Col: 1, Value: 14502.18
Row: 30, Col: 1, Value: 14480.9
Row: 31, Col: 1, Value: 14597.94
Row: 32, Col: 1, Value: 14161.71
Row: 33, Col: 1, Value: 14512.82
Row: 34, Col: 1, Value: 15023.54
Row: 35, Col: 1, Value: 14800.1
Row: 36, Col: 1, Value: 14842.66
Row: 37, Col: 1, Value: 14417.06
Row: 38, Col: 1, Value: 14041.71
Row: 39, Col: 1, Value: 13691.76
Row: 40, Col: 1, Value: 13921.41
Row: 41, Col: 1, Value: 14205.75
Row: 42, Col: 1, Value: 14599.44
Row: 43, Col: 1, Value: 14960.32
Row: 44, Col: 1, Value: 15277.47
Row: 45, Col: 1, Value: 15911.75
Row: 46, Col: 1, Value: 15999.24
Row: 47, Col: 1, Value: 16272.63
Row: 48, Col: 1, Value: 16075.7
Row: 49, Col: 1, Value: 16469.48
Row: 50, Col: 1, Value: 16843.14
Row: 51, Col: 1, Value: 17398.28
Row: 52, Col: 1, Value: 17376.08
Row: 53, Col: 1, Value: 17409.39
Row: 54, Col: 1, Value: 17709.17
Row: 55, Col: 1, Value: 17909.02
Row: 56, Col: 1, Value: 17986.74
Row: 57, Col: 1, Value: 17531.52
Row: 58, Col: 1, Value: 17653.65
Row: 59, Col: 1, Value: 18386.45
$
$18,386
   1.
YEAR-BY-YEAR TOTAL RETURNS



   Calendar years                                                              1993           1994           1995

   ASSET MANAGER: INCOME                                                       15.39          -1.36          16.69
                                                                               %              %              %

   Lehman Bros. Aggregate Bond Index                                           9.75%          -2.92          18.47
                                                                                              %              %

   Lipper Income Funds Average                                                 12.17          -2.92          21.66
                                                                               %              %              %

   Consumer Price Index                                                        2.75%          2.67%          2.54%



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: 0.0
Row: 10, Col: 1, Value: 15.39
Row: 11, Col: 1, Value: -1.36
Row: 12, Col: 1, Value: 16.69
    ASSET MANAGER: INCOME
YEAR-BY-YEAR TOTAL RETURNS



Calendar
year   s             1989           1990           1991           1992           1993           1994           1995

ASSET MANAGER           15.28          5.38    %      23.64          12.75          23.29          -6.60          18.16
                            %                             %              %              %              %              %

ASSET MANAGER:
GROWTH               n/a            n/a            n/a               19.08          26.32          -7.39          19.95
                                                                         %              %              %              %

S&P 500                 31.69          -3.10          30.47          7.62    %      10.08          1.32    %      37.58
                            %              %              %                             %                             %

Lipper Flexible
Portfolio Funds
Average                 17.89          -0.70          26.56          7.51    %      11.94          -2.65          25.08
                            %              %              %                             %              %              %

Consumer Price Index    4.65    %      6.11    %      3.06    %      2.90    %      2.75    %      2.67    %      2.54    %



Percentage (%)
        ASSET MANAGER
 ASSET MANAGER: GROWTH

Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 1, Col: 3, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 2, Col: 3, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 3, Col: 3, Value: nil
Row: 4, Col: 1, Value: 15.28
Row: 4, Col: 2, Value: nil
Row: 4, Col: 3, Value: nil
Row: 5, Col: 1, Value: 5.38
Row: 5, Col: 2, Value: nil
Row: 5, Col: 3, Value: nil
Row: 6, Col: 1, Value: 23.64
Row: 6, Col: 2, Value: nil
Row: 6, Col: 3, Value: nil
Row: 7, Col: 1, Value: 12.75
Row: 7, Col: 2, Value: 19.08
Row: 7, Col: 3, Value: nil
Row: 8, Col: 1, Value: 23.29
Row: 8, Col: 2, Value: 26.32
Row: 8, Col: 3, Value: nil
Row: 9, Col: 1, Value: -6.6
Row: 9, Col: 2, Value: -7.39
Row: 9, Col: 3, Value: nil
Row: 10, Col: 1, Value: 18.16
Row: 10, Col: 2, Value: 19.95
Row: 10, Col: 3, Value: nil
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES    are the Lipper Income Funds Average for
Asset Manager: Income and the Lipper Flexible Portfolio Funds Average for Asset Manager and Asset Manager: Growth, which currently reflect performance of over 22 and 150 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales charges.
Other illustrations of fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments. Richard Habermann is vice president and lead manager of the Asset Manager funds, which he has managed since March 1996. He also manages several other Fidelity funds. Previously, Mr. Habermann was chief investment officer for Fidelity International, Ltd., from 1991 to 1993, and division head for international equities and director of international research, from 1993 to 1996. Mr. Habermann joined Fidelity in 1968.
George Vanderheiden is vice president of the Asset Manager funds and manager of their equity investments, which he has managed since March 1996. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in 1971.
   Charles Morrison     is manager of their fixed-income investments, which
he has managed since    February 1997    . He also manages several other
Fidelity funds. Mr.    Morrison     joined Fidelity in 198   7    .
   John Todd is vice president of the Asset Manager funds and manager of their short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's
funds and services. Fidelity Service Co   mpany, Inc    . (FSC) performs
transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   A broker-dealer may use a portion of the commissions paid by the funds to reduce custodian or transfer agent fees for the funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
Each fund seeks to achieve its investment objective by allocating its
assets among stocks,    bonds and short-term and money market instruments
    and other instruments of U.S. and foreign issuers. Each fund however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER: INCOME seeks a high level of current income. The fund also considers the potential for capital appreciation.
ASSET MANAGER seeks high total return with reduced risk over the long term. ASSET MANAGER: GROWTH seeks to maximize total return over the long term. Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in
more than one year.    The     SHORT-TERM/MONEY MARKET CLASS includes all
types of sh   ort-term and money market instruments. FMR may use its
judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes.
FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
ASSET MANAGER: INCOME

 Range Neutral mix
       STOCK CLASS    10 - 30% 20%
    BOND CLASS    40 - 60% 50%
    SHORT-TERM/MONEY MARKET CLASS    10 - 50% 30%
Asset Manager: Income's approach focuses on    short-term and money market
instruments     and bonds for current income. However, its ability to
invest a portion of its assets in stocks offers the opportunity for capital appreciation, and potentially more volatility, than other income-oriented funds.
ASSET MANAGER

 Range Neutral mix
   STOCK CLASS 30 - 70% 50%
    BOND CLASS    20 - 60% 40%
    SHORT-TERM/MONEY MARKET CLASS    0 - 50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds and
short-term and money market instruments    .
ASSET MANAGER: GROWTH

 Range Neutral mix
   STOCK CLASS 50 - 100% 70%
    BOND CLASS    0 - 50% 25%
    SHORT-TERM/MONEY MARKET CLASS    0 -     50% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high
potential returns. However, because the fund can in   vest in bonds and
short-term and money market     instruments, its returns may not be as high
as a fund that invests only in stocks.
Since the funds are subject to the risks of each investment type, the funds and their performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer. FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares, they may be worth more or less than what you paid for them.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving each fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of Asset Manager: Income's or Asset Manager's total assets, or 20% of Asset Manager: Growth's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to a fund.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, a fund may not purchase more than 10% of the outstanding voting securities of a single issuer. FIDELITY ASSET MANAGER
   Fiscal 1996 Debt Holdings, by Rating     MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
 Rating  Average Rating  Average
INVESTMENT GRADE*
Highest quality Aaa    26.0    % AAA    25.8    %
High quality Aa    0.1    % AA    0.3    %
Upper-medium grade A    1.0    % A    0.7    %
Medium grade Baa    0.6    % BBB    1.2    %
LOWER QUALITY*
Moderately speculative Ba    1.6    % BB    1.5    %
Speculative B    2.9    % B    2.2    %
Highly speculative Caa    0.3%     CCC    0.2%
Poor quality Ca  CC
Lowest quality, no interest C    0.0%     C    0.0%
In default, in arrears         0.0%     D 0.0   %
     32.5    %     31.9    %
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger)     0.7%
Lower Quality (double dagger)  0.4   %
Total     1.1    %
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING
GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY NATIONALLY RECOGNIZED
RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a
fixed   ,     variable   , or floating     rate of interest, and must repay
the amount borrowed at maturity. Some debt securities, such as zero coupon
bonds, do not pay current interest, but are    sold     at a discount from
their face values. Debt securities have varying    levels of sensitivity to
changes in interest rates and varying degrees of credit quality    .    In
general, bond prices rise when interest rates fall, and fall when interest
rates rise.     Longer-term bonds    and zero coupon bonds     are
generally more sensitive to interest rate changes   .
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The following tables provide a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings for
the fiscal    year     ended September 1996, and are presented as a
percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: Purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged to be of equivalent quality by FMR. Asset Manager: Income currently intends to limit its investments in corporate and foreign government debt securities (other than convertible debt securities) to those of Baa-quality and above. The fund currently intends to limit its investments in lower than Baa-quality convertible debt securities to 5% of its assets. Each of Asset Manager and Asset Manager: Growth currently intends to limit investments in lower than Baa-quality debt securities to less than 35% of its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk. FIDELITY ASSET MANAGER: GROWTH
   Fiscal 1996 Debt Holdings, by Rating     MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
 Rating  Average Rating  Average
INVESTMENT GRADE*
Highest quality Aaa    15.2    % AAA    15.1    %
High quality Aa    0.1    % AA    0.2    %
Upper-medium grade A    0.5    % A    0.3    %
Medium grade Baa    0.3    % BBB    0.6    %
LOWER QUALITY*
Moderately speculative Ba    0.9    % BB    1.2    %
Speculative B    3.4    % B    2.4    %
Highly speculative Caa    0.2%     CCC    0.2%
Poor quality Ca  CC
Lowest quality, no interest C    0.0%     C    0.0%
In default, in arrears    -- 0.0%     D    0.0%
     20.6    %     20.0    %
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)
Investment Grade (double dagger)     0.4%
Lower Quality (double dagger)     0.9    %
Total     1.3    %
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING
GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY NATIONALLY RECOGNIZED
RATING SERVICES, AS WELL AS UNRATED SECURITIES.
(double dagger) AS DETERMINED BY FMR
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. Government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. Government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
OTHER INSTRUMENTS may include convertible securities, preferred stocks, securities of closed-end investment companies, real estate-related instruments and precious metals.
RESTRICTIONS: Asset Manager: Income and Asset Manager may not invest in precious metals.
CASH MANAGEMENT. Each fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, a fund may not purchase a security if, as a result, more than 5% would be invested in the
securities of any issuer.    This limitation does not apply to U.S.
Government securities.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
ASSET MANAGER: INCOME seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments, and other investments. ASSET MANAGER seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. ASSET MANAGER: GROWTH seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer.
A fund may not invest more than 25% of its total assets in any one industry.
A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which
are explained    below    .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the fiscal year ended September 1996. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37% for Asset Manager:
Income and .52% for Asset Manager and Asset Man   a    ger: Growth and it
drops as total assets under management increase.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR receives is designed to be responsive to changes in FMR's total assets under management. Building this variable into the fee calculation assures shareholders that they will pay a lower rate as FMR's assets under management increase. (checkmark)

   For September 1996, the group fee rate was .1446% for Asset Manager:
Income and .3050% for Asset Manager and Asset Manager: Growth. The
individual fund fee rate is     .30   % for     Asset Manager: Income,
 .25% for Asset Manager and .30% for Asset Manager: Growth. The total
management fee rate for the fiscal year ended 1996, was .49% for     Asset
Manager: Income,    .68    % for Asset Man   ager and, .69% for Asset
Manager: Growth. Effective Au   gust 1, 1996, FMR voluntarily agreed to
reduce the individual fund fee rate from .35% to .30% for Asset Manager:
Income, .40% to .25% for Asset Manager, and .40% to .30% for Asset Manager:
Growth. If these reductions were not in effect, the total management fee rate would have been .50%, .71%, and .71%, respectively, for the fiscal year ended 1996.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions,
valuing each fund's investments, and handling securities loans.    For the
fiscal year ended 1996    , Asset Manager: Income, Asset Manager and Asset
Manager: Growth paid FSC fees equa   l to .30%, .24%, and .29%,
respe    ctively, of average net assets.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce the fund's custodian or transfer agent fees.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For    the     fiscal    year ended September     1996, th   e
portfolio     turnover rates for Asset Manager: In   co    me, Asset
Manager and Asset Manager: Growth were    148    %,    131    %, and
   138    %, respectiv   ely.     These rates vary from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over 8   0     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
   You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
   The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program you may be subject to additional fees. For more information, please refer to your program materials, contact your employer or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over    225
(solid bullet) Assets in Fidelity mutual funds: over $   432     billion
(solid bullet) Number of shareholder accounts: over    29     million
(solid bullet) Number of investment analysts and portfolio managers:
over    270
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250
   Through regular inv    estment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
   * FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services or a Fidelity Payroll Deduction Program account in a fund.
F   o    r Asset Manager, the minimums may also vary for a Fidelity
Investor Card account or a Fidelity College Savings Plan account in the fund. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.

Key Information
Phone 1#800#544#7777
S
To open an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S
To add to an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number. You can also use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line $50,000
Mail
S
To open an account, complete and sign the application. Make your check payable to the complete name of the fund of your choice. Mail to the address indicated on the application.
S
To add to an account, make your check payable to the complete name of the fund of your choice. Indicate your fund account number on your check and mail to the address printed on your account statement.
S
Exchange by mail: call 1#800#544#6666 for instructions.
In Person
S
To open an account, bring your application and check to a Fidelity Investor

Center. Call 1#800#544#9797 for the center nearest you.
S
To add to an account, bring your check to a Fidelity Investor Center. Call 1#800#544#9797 for the center nearest you.
Wire
Not available for retirement accounts.
S
To open an account, call 1#800#544#7777 to set up your account and to arrange a wire transaction. Wire within 24 hours to the wire address below. Specify the complete name of the fund and include your new account number and your name.
S
To add to an account, wire to the wire address below. Specify the complete name of the fund and include your account number and your name.
S
Wire address: Bankers Trust Company, Bank Routing #021001033, Account #
00163053.
Automatically
New accounts cannot be opened with these services.
S
Use Fidelity Automatic Account Builder or Direct Deposit to automatically purchase more shares. Sign up for these services when opening your account, or call 1#800#544#6666.
S
Use Directed Dividends or Fidelity Automatic Exchange Service to automatically send money from one Fidelity fund into another. Call 1#800#544#6666 for instructions.

TDD - Service for the Deaf and Hearing#Impaired: 1#800#544#0118
(null)
How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
To sell shares in a non#retirement account,
 you may use any of the methods described on these two pages.
To sell shares in a Fidelity retirement account,
 your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1#800#544#6666 for a retirement distribution form.
If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
To sell shares by bank wire or Fidelity Money Line, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee.
 It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S
You wish to redeem more than $100,000 worth of shares, S
Your account registration has changed within the last 30 days, S
The check is being mailed to a different address than the one on your account
(record address),
S
The check is being made payable to someone other than the account owner, or S
The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S
Your name,
S
The fund's name,
S
Your fund account number,
S
The dollar amount or number of shares to be redeemed, and S
Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266#0602
Key Information
Phone 1#800#544#7777
All account types except retirement
S
Maximum check request: $100,000.
S
For Money Line transfers to your bank account; minimum: $10; maximum:
$100,000.
All account types
S
You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.
Mail or in Person
Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA
S
The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Retirement account
S
The account owner should complete a retirement distribution form. Call 1#800#544#6666 to request one.
Trust
S
The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
Business or Organization
S
At least one person authorized by corporate resolution to act on the account must sign the letter.
S
Include a corporate resolution with corporate seal or a signature guarantee.
Executor, Administrator, Conservator, Guardian
S
Call 1#800#544#6666 for instructions.
Wire
All account types except retirement
S
You must sign up for the wire feature before using it. To verify that it is in place, call 1#800#544#6666. Minimum wire: $5,000.
S
Your wire redemption request must be received by Fidelity before 4 p.m. Eastern time for money to be wired on the next business day.

TDD - Service for the Deaf and Hearing#Impaired: 1#800#544#0118
YOUR ACCOUNT


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports a   nd
prospect    uses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of
financial reports, pro   spectus    es, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page. SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

24-HOUR SERVICE
ACCOUNT ASSISTANCE 1-800-544-6666
ACCOUNT TRANSACTIONS 1-800-544-7777
PRODUCT INFORMATION 1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM 1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      Monthly or quarterly   (small solid bullet) For a new account, complete the appropriate section on the fund application.
                                 (small solid bullet) For existing accounts, call 1-800-544-6666 for an application.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666 at least three business days prior to your next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      Every pay period   (small solid bullet) Check the appropriate box on the fund application, or call
                             1-800-544-6666 for an authorization form.
                             (small solid bullet) Changes require a new authorization form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are opened.
          quarterly, or annually   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year.
DISTRIBUTION SCHEDULE

                        Dividends      Capital gains

Asset Manager: Income   Monthly        December

Asset Manager           March, June,   December
                        September,
                        and
                        December

Asset Manager: Growth   December       December

DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The funds' assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

UNDERSTANDING DISTRIBUTIONS
As a fund shareholder, you are entitled to your share of the fund's net income and gains on its investments. The fund passes its earnings along to its investors as DISTRIBUTIONS.
Each fund earns dividends from stocks and interest from bond, money market, and other investments. These are passed along as DIVIDEND DISTRIBUTIONS. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE    of
$12.00 from accounts w    ith a value of less than $2,500, subject to an
annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.
   This     fee will not be deducted from Fidelity brokerage accounts,
retirement accounts (except non-prototype retirement ac   counts), accounts
using regular investment plans, or if total assets in Fidelity exceed
$30,000. Eligibility for the $30,000     waiver is determined by
aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
   IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, yo    u will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
The Fidelity Pyramid and Logo, Fidelity Money Line, and Directed Dividends are registered trademarks of FMR Corp. Fidelity Asset Manager, Fidelity Automatic Account Builder, and TouchTone Xpress are trademarks of FMR Corp. This prospectus is printed on recycled paper using soy-based inks.

FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER FUNDS

CROSS REFERENCE SHEET

FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page, Table of Contents

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a       ............................   *

         b       ............................   Description of the Trust

         c       ............................   Trustees and Officers

16       a i     ............................   FMR,  Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a - c   ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a, b    ............................   Performance

23               ............................   Financial Statements for the fiscal period ended
                                                September 30, 1996 are incorporated herein by
                                                reference.


* Not Applicable
FIDELITY ASSET MANAGER: INCOME
FIDELITY ASSET MANAGER(Trademark)
FIDELITY ASSET MANAGER: GROWTH
FUNDS OF FIDELITY CHARLES STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 17, 1997
This Statement of Additional Information    (SAI)     is not a prospectus
but should be read in conjunction with the funds' current Prospectus
   (dated February 17, 1997    ). Please retain this document for future
reference. The funds' Annual Reports are separate documents supp   l    ied
with this SAI. To obtain a free additional copy of the Prospectus or Annual Report, please call Fidelity Distributors Corporation (FDC) at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
FDC
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

   For more information on any Fidelity Fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
FFM-ptb-1196-01
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The funds' fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF ASSET MANAGER: INCOME
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(   vi    ) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
INVESTMENT LIMITATIONS OF ASSET MANAGER
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(   vi    ) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
INVESTMENT LIMITATIONS OF ASSET MANAGER: GROWTH
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(   vi    ) The fund does not currently intend to invest more than 5% of its total assets in precious metals.
(   v    ii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET ALLOCATION.    The stock class includes domestic and foreign equity
securities of all types (other than adjustable rate preferred stocks which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world. The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek to maximize total return within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. Asset Manager and Asset Manager: Growth may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). Asset Manager and Asset Manager: Growth currently intend to limit their investments in these securities to less than 35% of their assets. Asset Manager: Income may invest up to 5% of its assets in lower-quality convertible bonds.
The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. FMR will seek to maximize total return with respect to Asset Manager and Asset Manager: Growth, and will seek to maximize income with respect to Asset Manager: Income, within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. In making asset allocation decisions, FMR will evaluate projections of risk, market
conditions, economic conditions, volatility, yields,     and returns. FMR's
management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.
ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. Each fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS.    A     fund may conduct foreign currency
transactions on a spot (i.e., cash)    or forward     basis    (i.e.,
by entering into forward contracts to purchase or sell foreign
currencies   ).     Although foreign exchange dealers generally do not
charge a fee for    such     conversion   s    , they do realize a profit
based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the
   counterparty     desire to resell that currency to the dealer.
   Forward contracts are customized transactions that require a specific amount of currency to be delivered at a specific rate on a specific date or
range of dates in the future.     Forward contracts are generally traded in
an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency
exchange.    A fund may use currency forward contracts for any purpose
consistent with its investment objective.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar prices of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not been selected by FMR.
A     fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a
   direct     hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
   A     fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much
as if    a     fund had sold a security denominated in one currency and
purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but
will cause    a     fund to assume the risk of fluctuations in the value of
the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover
currency forward contracts. As required by SEC guidelines,    a     fund
will segregate assets to cover currency forward contracts, if any, whose
purpose is essentially speculative.    A     fund will not segregate assets
to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in
currency exchange rates, and could result in losses to    a     fund if
currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in
exchange for dollars,    a     fund would    not     be    able to
    participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from
   both     the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a
foreign currency and that currency's value declines,    a     fund will
realize a loss. There is no assurance that FMR's use of currency management
strategies will be advantageous to    a     fund or that it will hedge at
appropriate time   s    .
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PRECIOUS METALS. The prices of gold and other commodities can change rapidly, and generally do not move in tandem with the prices of equity and debt securities.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. FMR will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the funds' investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations (1) and (5) for each fund ). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES. The funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the funds may invest in them if FMR determines they are consistent with the funds' investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
The funds' portfolio turnover rates for the fiscal years ended September 30, 1996 and 1995 are illustrated in the table below. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
      Portfolio Turnover Rates

September 30            1996           1995



Asset Manager: Income       148    %       157    %

Asset Manager               131    %       137    %

Asset Manager: Growth       138    %       119    %

The following tables show the brokerage commissions paid by each fund. The first table shows the total amount of brokerage commissions paid by each fund and the total amount of brokerage commissions paid to FBSI and FBS (formerly FBSL) for the past three fiscal years. The second table shows the percentage of aggregate brokerage commissions paid to and the percentage of the aggregate dollar amount of transactions for which each fund paid brokerage commissions effected through FBSI and FBS for the fiscal year ended September 1996. The third table shows the amount of brokerage commissions paid to firms providing research and the approximate dollar amount of the transactions on which brokerage commissions were paid for the fiscal year ended September 1996. Each fund pays both commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI.

             Fiscal Period Ended          Total Amount Paid          To FBSI          To FBS



   Asset Manager: Income           September 30

   1996                                                   $ 269,000              $ 39,000              $ 4,000

   1995                                                   $ 290,000              $ 59,000              $ 6,000

   1994                                                   $ 151,000              $ 48,000              $ 8,000

   Asset Manager                   September 30

   1996                                                   $11,446,000            $ 1,319,000           $ 157,000

   1995                                                   $ 14,132,000           $ 1,978,000           $ 267,000

   1994                                                   $ 8,745,000            $ 2,266,000           $ 484,000

   Asset Manager: Growth           September 30

   1996                                                   $ 5,219,000            $ 518,000             $ 71,000

   1995                                                   $ 5,726,000            $ 687,000             $ 136,000

   1994                                                   $ 3,279,000            $ 602,000             $ 183,000





             Fiscal Period          % of              % of                          % of                 % of
             Ended 1996              Commissions       Transactions                  Commission           Transactions
                                     Paid to FBSI       Effected through             Paid to FBS           Effected through
                                                           FBSI                                             FBS

   Asset Manager: Income
             September 30          14.54%                 25.61%                     1.48%                 0.93%

   Asset Manager
             September 30          11.46%                 25.21%                     1.3   7    %          1.16%

   Asset Manager: Growth
             September 30             9.91    %           2   5.83    %              1.37%                 1.39%



                                  Fiscal Period          Amount Paid to Firms          Total Amount of Transactions on
                                  Ended 1996              Providing Research*            which Commissions were Paid

   Asset Manager: Income          September 30          $ 247,000                      $ 174,641,000

   Asset Manager                  September 30             $     10,800,000               $     6,545,062,000

   Asset Manager: Growth          September 30             $     4,951,000                $     2,427,946,000


* The provision of research services was not necessarily a factor in the placement of all this business with such firms.
   From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the Trustees, on the basis of an evaluation of these services, may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving
average.    On September 27, 1996, the 13-week and 39-week long-term moving averages were $11.43 and $11.34, respectively, for Fidelity Asset Manager:
Income    , $   16.08     and $   15.91    , respectively, for Fidelity
Asset Manager,    and $16.05 and $15.87, respective    ly, for Fidelity
Asset Manager: Growth.
HISTORICAL FUND RESULTS. The follow   ing table shows each fu    nd's total
returns for periods ended September 30, 1996.
      Average Annual Total Returns   Cumulative Total Returns




                           One              Five                Life of        One              Five               Life of
                           Year             Years               Fund            Year             Years              Fund



   Asset Manager:
Income                         7.28    %       N/A              8.88%*              7.28    %       N/A             40.55%*

Asset Manager                  10.37    %       11.00    %      12.29%**            10.37    %      68.54%          145.97%**

Asset Manager: Growth          12.99    %      N/A              13.65%***           12.99    %      N/A             83.86%***


* From October 1, 1992 (commencement of operations).
** From December 28, 1988 (commencement of operations).
*** From December 30, 1991 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, Asset Manager: Income and Asset Manager: Growth life of fund total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and the DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions and other costs of investing.
   During the period from October 1, 1992 (commencement of operations) to
September 30, 1996, a hypothetical $10,000 investment in Fid    elity Asset
Manager: Income would have grown to $   14,055     assuming all
distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures that follow should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
FIDELITY ASSET MANAGER: INCOME                           INDICES




Period
Ended      Value of          Value of      Value of        Total                S&P 500           DJIA              CPI**
September
30         Initial           Reinvested    Reinvested      Value
           $10,000           Income        Capital Gain
           Investment        Distributions Distributions







1996       $    11,630       $    2,337     $    88         $    14,055       $    18,294       $    19,941          $ 11,168

1995       $    11,460       $    1,554     $    88         $    13,102       $    15,203       $    15,886          $ 10,842

1994       $    10,690       $    928       $    82         $    11,700       $    11,717       $    12,429          $ 10,573

1993*      $    11,070          $ 462       $    0          $    11,532       $    11,301       $    11,190          $ 10,269


* From October 1, 1992 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 made on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $12,286. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,000 for dividends and $80 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
During the period from December 28, 1988 (commencement of operations) to September 30, 1996, a hypothetical $10,000 investment in Fidelity Asset Manager would have grown to $24,597 assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures that follow should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
FIDELITY ASSET MANAGER                           INDICES




Period Ended Value of        Value of       Value of       Total             S&P 500           DJIA              CPI**
September 30 Initial         Reinvested     Reinvested     Value
             $10,000         Income         Capital Gain
             Investment      Distributions  Distributions







1996         $    16,490     $    5,801     $    2,306     $    24,597       $    31,319       $    34,398          $ 13,095

1995         $    15,470     $    4,653     $    2,163     $    22,286       $    26,027       $    27,404       $    12,714

1994         $    14,580     $    3,870     $    1,793     $    20,243       $    20,059       $    21,441       $ 12,398

1993         $    14,970     $    3,286     $    1,284     $    19,540       $    19,347       $    19,303       $    12,041

1992         $    13,500     $    1,898     $    924       $    16,322       $    17,119       $    17,250       $    11,726

1991         $    13,020     $    1,287     $    287       $    14,594       $    15,415       $    15,446       $    11,386

1990         $    10,640     $    371       $    234       $    11,245       $    11,751       $    12,122       $    11,012

1989*        $    11,390     $    0         $    0         $    11,390       $    12,948       $    12,808       $    10,373


* From December 28, 1988 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 made on December 28, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $16,491. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,780 for dividends and $1,530 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
During the period from December 30, 1991 (commencement of operations) to September 30, 1996, a hypothetical $10,000 investment in Fidelity Asset
Manager: Growth would have grown to $18,386 assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures that follow should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
FIDELITY ASSET MANAGER: GROWTH                           INDICES




Period Ended   Value of          Value of        Value of        Total             S&P 500           DJIA              CPI**
September 30   Initial           Reinvested      Reinvested      Value
               $10,000           Income          Capital Gain
               Investment        Distributions   Distributions







1996         $    16,560     $    859      $    967       $    18,386       $    19,240       $    21,504          $ 11,443

1995         $    14,880     $    524      $    869        $    16,273       $    15,989       $    17,132          $ 11,109

1994         $    13,910     $    272      $    618        $    14,800       $    12,323       $    13,404          $ 10,834

1993         $    13,770     $    178      $    95         $    14,043       $    11,885       $    12,067          $ 10,522

1992*        $    11,160     $    0        $    0          $    11,160       $    10,517       $    10,784          $ 10,247


* From December 30, 1991 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 made on December 30, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $11,476. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $660 for dividends and $760 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. The Asset Allocation Composite Indices are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. Beginning January 1, 1997, the Conservative Asset Allocation Composite Index represents Asset Manager:
Income's three asset classes according to their respective weighting in the fund's neutral mix (30% - short-term/money market; 50% - bonds; and 20% stocks), the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market; 40% - bonds; and 50% stocks), and the Aggressive Asset Allocation Composite Index represents Asset
Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market; 25% - bonds; and 70% stocks). The following indices are used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. Prior to January 1, 1997, the Conservative Asset Allocation Composite Index represented Asset Manager: Income's three asset classes according to their respective weighting in the fund's neutral mix (50% - short-term instruments; 30% - bonds; and 20% stocks) during that period of time; between June 1, 1992 and January 1, 1997, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments; 40% - bonds; and 40% stocks) during that period of time; and prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments; 30% - bonds; and 65% stocks) during that period of time. The following indices were used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index; the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds): and the S&P 500. Prior to June 1, 1992, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (30% - money market instruments; 40% - bonds; and 30% stocks) during that period of time. The following indices were used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index; the Lehman Brothers Treasury Bond Index; and the S&P 500.
Each fund has the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike each fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
The following table represents the comparative indices calendar year-to-year performance:

          SALOMON BROTHERS 3-MONTH    LEHMAN BROTHERS TREASURY
          T-BILL TOTAL RATE OF        BOND INDEX                         S&P 500
          RETURN INDEX

1995       5.75%                       18.35%                      37.58%

1994       4.24                        -3.38                       1.32

1993       3.09                        10.68                       10.08

1992       3.61                        7.21                        7.62

1991       5.75                        15.29                       30.47

1990       7.90                        8.54                        -3.10

1989       8.64                        14.38                       31.69

1988       6.76                        6.99                        16.61

1987       5.91                        2.00                        5.10

1986       6.23                        15.61                       18.56




From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Taxable, which is reported in the MONEY FUND REPORT(registered trademark), covers over 757 taxable money market funds. The Bond Fund Report AverageS(trademark)/All Taxable, which is reported in the BOND FUND REPORT(registered trademark), covers over 554 taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of September 30, 1996,    FMR advised over $27 billion in tax-free fund
assets, over $89 billion in money market fund assets, over $284 billion in
equity fund assets, over $57 b    illion in international fund assets,
and    over     $   24     billion in Spartan   (registered trademark) fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
The fund may be advertised as an investment choice under the Fidelity College Savings Plan or the Fidelity Investor Card mutual fund option. Advertising may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical performance. Advertising for the Fidelity College Savings Plan mutual fund option may be used in conjunction with advertising for the Fidelity College Savings Plan brokerage option, a product offered through Fidelity Brokerage Services, Inc. The Fidelity Investor Card is a product offered through Fidelity Trust Company.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) a fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of September 30, 1996,    Asset Manager: Income, Asset Manager and Asset
Manager: Growth     hereby designate approximately    $5,543,000,
    $   91,888,000 and $33,097,000     as a capital gain dividend for the
purpose of the dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because a fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Charles Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees and Members of the Advisory Board is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (64), Trustee (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (72), Trustee and Chairman of the non-interested Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH (67), Trustee and Vice-Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust,
1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996. EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (63), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
WILLIAM J. HAYES (62), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
RICHARD C. HABERMANN (56), is lead-manager and Vice President of Fidelity Asset Manager: Income, Fidelity Asset Manager and Fidelity Asset Manager:
Growth which he has managed since March 1996. He also manages several other Fidelity funds. Previously, Mr. Habermann was chief investment officer for Fidelity International, Ltd., from 1991 to 1993, and division head for international equities and director of international research, from 1993 to 1996. Mr. Habermann joined Fidelity in 1968.
GEORGE A. VANDERHEIDEN (50), is Vice President of Fidelity Asset Manager:
Income, Fidelity Asset Manager and Fidelity Asset Manager: Growth and manager of their equity investments, which he has managed since March 1996. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in 1971.
   JOHN J. TODD (47), is Vice President of Fidelity Asset Manager: Income, Fidelity Asset Manager and Fidelity Asset Manager: Growth and manager of their short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
ROBERT H. MORRISON (56), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993). COMPENSATION TABLE
      Aggregate Compensation





   J. Gary    Ralph     Phyllis Richard Edward  E.      Donald  Peter   Gerald    Edward H. Marvin  Thomas           William
   Burkhead** F.        Burke   J.      C.      Bradley J.      S.      C.        Malone*** L.      R.               O.
              Cox***    Davis   Flynn   Johnson Jones   Kirk    Lynch** McDonough           Mann*** Williams         McCoy
                                        3d**

   Asset
$ 0           $   1,088 $ 1,000 $ 1,300 $ 0     $ 1,012 $ 1,012 $ 0     $ 1,000   $ 1,061   $ 1,061 $ 1,011          $ 401
   Manager:
   Growth

   Asset
0                4,063  3,755   4,883   0       3,800   3,800   0       3,748     3,963     3,963   3,794            1,434
   Manager

   Asset
0                204    198     257     0       200     200     0       198       200       200     200              76
   Manager:
   Income



Trustees                  Pension or           Estimated Annual    Total
                          Retirement           Benefits Upon       Compensation
                          Benefits Accrued     Retirement from     from the Fund
                          as Part of Fund      the Fund Complex*   Complex*
                          Expenses from the
                          Fund Complex*

J. Gary Burkhead**        $ 0                  $ 0                 $ 0

Ralph F. Cox               5,200                52,000              128,000

Phyllis Burke Davis        5,200                52,000              125,000

Richard J. Flynn           0                    52,000              160,500

Edward C. Johnson 3d**     0                    0                   0

E. Bradley Jones           5,200                49,400              128,000

Donald J. Kirk             5,200                52,000              129,500

Peter S. Lynch**           0                    0                   0

Gerald C. McDonough        5,200                52,000              128,000

Edward H. Malone           5,200                44,200              128,000

Marvin L. Mann             5,200                52,000              128,000

Thomas R. Williams         5,200                52,000              125,000

   William O. McCoy          N/A                  N/A                  0


*  In   formation is as of December 31, 1995 for 219 fund    s in the
complex.
** Interested trustees of the fund are compensated by FMR.
   *** For the fiscal year ended September 30, 1996, certain of the non-interested trustees' aggregate compensation from a fund includes accrued deferred compensation as follows: Ralph Cox, $911, Asset Manager:
Growth; $3,370, Asset Manager; Edward Malone, $884, Asset Manager: Growth, $3,270, Asset Manager, Marvin Mann, $884, Asset Manager: Growth, $3270, Asset Manager.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee become eligible to participate in the program at the end of the calendar year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
   As of December 31, 1996, approximately 6.05% of Asset Manager: Growth's and 6.11% of Asset Manager: Income's total outstanding shares were held by an FMR Affiliate. FMR Corp. is the ultimate parent company of this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 22, Mr. Edward C. Johnson 3d, President and Trustee of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of Asset Manager: Growth's and Asset Manager: Income's shares, Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
The following owned of record or beneficially 5% or more of the outstanding shares of Asset Manager: Growth and Asset Manager: Income: National Financial Services Corporation, One World Financial Center, New York,
NY.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated October 1, 1994, which were approved by shareholders on September 21, 1994.
For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. The group fee rate for Asset Manager and Asset Manager: Growth is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $   420     billion of group net
assets - the approximate level for September 1996 - was    .3050    %,
which is the weighted average of the respective fee rates for each level of
group net assets up to $   420     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .5200%        $ 0.5 billion   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000           100           .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3253

 36 - 42          .3400          250            .3223

 42 - 48          .3350          275            .3198

 48 - 66          .3250          300            .3175

 66 - 84          .3200          325            .3153

 84 - 102         .3150          350            .3133

 102 - 138        .3100

 138 - 174        .3050

 174 - 228        .3000

 228 - 282        .2950

 282 - 336        .2900

 Over 336         .2850

Prior to October 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above
for average    group assets in excess of $228 billion were voluntarily
adopted by FMR on November 1, 1993. Each fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the required schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 174 - $210 billion   .3000%        $ 150 billion   .3371%

 210 - 246            .2950          175            .3325

 246 - 282            .2900          200            .3284

 282 - 318            .2850          225            .3249

 318 - 354            .2800          250            .3219

 354 - 390            .2750          275            .3190

 390 - 426            .2700          300            .3163

 426 - 462            .2650          325            .3137

 462 - 498            .2600          350            .3113

 498 - 534            .2550          375            .3090

 Over 534             .2500          400            .3067

                                     425            .3046

                                     450            .3024

                                     475            .3003

                                     500            .2982

                                     525            .2962

                                     550            .2942

The group fee rate for Asset Manager: Income is calculated on a cumulative basis pursuant to the graduated schedule shown on the left of the chart below. On the right, the effective annual fee rate schedule shows the result of cumulatively applying the annualized rates at varying asset
levels. For example, the effective annual fee rate at $   420     billion
of group net assets - the approximate level for September 1996 - was
   .1446    %, which is the weighted average of the respective fee rates
for each level of group net assets up to $   420     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to October 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. The fund's current management contract reflects this extension of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extension to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group rate fee schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily revised the prior extension to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group rate fee schedule was identical to the above schedule for average group assets under $156 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

   The individual fund fee rates for Asset Manager: Income, Asset Manager, and Asset Manager: Growth are .30%, .25%, and .30%, respectively. Based on the average group net assets of the funds advised by FMR for September 1996, the annual management fee rates would be calculated as follows:

                                               Individual Fund         Management
                        Group Fee Rate         Fee Rate                Fee Rate   *

Asset Manager: Income      .1446    %    +     .30%              =        .4446    %

Asset Manager              .3050    %    +     .25%              =        .5550    %

Asset Manager: Growth      .3050    %    +     .30%              =        .6050    %


   * Effective August 1, 1996, FMR voluntarily reduced the individual fund fee rates for Asset Manager: Income, Asset Manager and Asset Manager:
Growth from .35%, .40% and .40% to .30%, .25%, and .30%, respectively. If this reduction were not in effect, the total management fee rates would have been .50%, .71%, and .71%, respectively.
One-twelfth of this annual rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   The table below shows the management fees paid to FMR by each fund for the last three fiscal years:
                                  Management Fees
             Management Fees          as a % of Average Net Assets


                     1996                  1995                  1994                  1996           1995           1994

Asset Manager: Income $    2,838,000       $    2,611,000        $    2,035,000            .49%           .50%           .51%

Asset Manager           $ 74,474,000       $    79,977,000       $    74,497,000           .68%           .72%           .72%

Asset Manager: Growth $    20,435,000      $    20,425,000       $    17,631,000           .69%           .72%           .72%


FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield. SUB-ADVISERS. On behalf of Asset Manager, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Asset Manager:
Income and Asset Manager: Growth, FMR has entered into amended sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of the funds, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the funds, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
   For providing investment advice and research services, on behalf of Asset Manager: Income, Asset Manager and Asset Manager: Growth, the fees paid to the sub-advisers for fiscal 1996, 1995, and 1994 were as follows:
FEES PAID TO FOREIGN SUB-ADVISERS




    Fund                   Fees Paid by FMR to FMR U.K.                      Fees Paid by FMR to FMR Far East

                           1996           1995           1994                1996             1995           1994

 Asset Manager: Income      $ 19,000      $ 22,000       $ 12,000            $ 19,000         $ 22,000       $ 17,000

 Asset Manager              $ 888,000     $ 882,000      N/A                 $ 917,000        $ 876,000      N/A

 Asset Manager: Growth      $ 397,000     $ 390,000      $ 168,000           $ 413,000        $ 380,000      $ 221,000


No fees were paid to any of the sub-advisers on behalf of any of the funds for providing investment management and executing portfolio transactions on a discretionary basis.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The
Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
The Trustees have not authorized such payments to date.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans were approved by FMR as the then sole shareholder on July 16, 1992 for Asset Manager: Income; by shareholders of Asset Manager on September 13, 1989; and by shareholders of Asset Manager: Growth on September 16, 1992.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans.
No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
FSC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for each fund. FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
   FSC also performs the calculations necessary to determine each fund's
NAV and dividends, and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically, .0400% for Asset Manager: Income and .0800% for Asset Manager and Asset Manager: Growth of the first $500 million of average net assets and .0200% for Asset Manager: Income and
 .0300% for Asset Manager and Asset Manager: Growth of average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year. Asset Manager: Income is considered a fixed income fund.
      Pricing and Bookkeeping Fees


                        1996               1995               1994

Asset Manager: Income   $    219,000       $    205,000       $    160,000

Asset Manager           $    878,000       $    832,000       $    802,000

Asset Manager: Growth   $    805,000       $    768,000       $    719,000


FSC also receives fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for Asset Manager for
fiscal 1996, 1995, and 1994 were $   43,000    , $   46,000    , and
$   46,000    , respectively. For fiscal 1996, 1995, and 1994 there were no securities lending fees incurred by Asset Manager: Income and Asset
Manager: Growth.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Asset Manager: Income, Fidelity Asset Manager, and Fidelity Asset Manager: Growth are funds of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are 7 funds of the trust: Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund), Spartan Investment Grade Bond Fund, Spartan Short-Term Bond Fund, and Fidelity U.S. Government Reserves. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements    and     financial highlights for the
fiscal year ended September 30, 1996, and report   s     of the
auditors   ,     are included in the funds   '     Annual Report, which
   are     separate report   s     supplied with this    SAI    . Each
fund's financial statements,    including the     financial
highlights   ,     and report   s     of the auditors are incorporated
herein by reference.    For a free additional copy of a fund's Annual
Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE    RATINGS OF CORPORATE BONDS    :
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds    that     are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds    that     are rated Aa are judged to be of high quality by all
standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds    that     are rated A possess many favorable investment
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds    that     are rated Baa are considered as medium-grade
obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds    that     are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds    that     are rated B generally lack characteristics of the
desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds    that     are rated Caa are of poor standing. Such issues may
be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds    that     are rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds    that     are rated C are the lowest-rated class of bonds and
issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S    RATINGS OF CORPORATE BONDS    :
   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Spartan is a registered trademark of FMR Corp.
Fidelity Asset Manager is a trademark of FMR Corp.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Asset Manager: Income for the fiscal year ended September 30, 1996, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 18, 1996, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Asset Manager for the fiscal year ended September 30, 1996, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 18, 1996, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(3) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Asset Manager: Growth for the fiscal year ended September 30, 1996, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 18, 1996, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1under the Investment Company Act of 1940 and are incorporated herein by reference.
(b)  Exhibits:
(1) Amended and Restated Declaration of Trust, dated November 17, 1994, was electronically filed and is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 54.
(2) By-Laws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(3)    Not applicable.
(4)    Not applicable.
(5)(a) Management Contract between Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund) and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 52.
    (b) Management Contract between Fidelity Asset Manager and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 52.
    (c) Management Contract between Fidelity Asset Manager: Growth and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 52.
    (d) Management Contract between Fidelity Asset Manager: Income and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 52.
    (e) Management Contract between Spartan Investment Grade Bond Fund and Fidelity Management & Research Company, dated September 17, 1992, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 46.
    (f) Management Contract between Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) and Fidelity Management & Research Company, dated September 17, 1992, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 46.
    (g) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 52.
    (h) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 52.
    (i) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Growth, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 52.
    (j) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Growth, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 52.
    (k) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Income, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 52.
    (l) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Income, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 52.
  (m) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Investment Grade Bond Fund, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 52.
    (n) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Spartan Investment Grade Bond Fund, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 52.
    (o) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund), dated October 1, 1994, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 52.
    (p) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund), dated October 1, 1994, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 52.
(6)(a) General Distribution Agreement between Fidelity Asset Manager and Fidelity Distributors Corporation, dated December 28, 1988, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 51.
    (b)      General Distribution Agreement between Fidelity Asset Manager:
Growth and Fidelity Distributors Corporation, dated September 21, 1990, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 52.
    (c) General Distribution Agreement between Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund) and Fidelity Distributors Corporation, dated September 5, 1991, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 52.
    (d)      General Distribution Agreement between Fidelity Asset Manager:
Income and Fidelity Distributors Corporation, dated July 16, 1992, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 52.
    (e) General Distribution Agreement between Spartan Investment-Grade Bond Fund and Fidelity Distributors Corporation, dated September 17, 1992, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 46.
    (f) General Distribution Agreement between Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) and Fidelity Distributors Corporation, dated September 17, 1992, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 46.
    (g) Amendment to General Distribution Agreement between Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund), Spartan Investment Grade Bond Fund, and Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 52.
     (h) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
(8)(a) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager: Income, and Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
    (b) Appendix B, dated July 18, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager:
Income, and Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 8(b) of Fidelity Securities Fund's Post-Effective Amendment No. 35 (File No. 2-93601).
   (c) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset
Manager: Income, and Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 57.
    (d) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
    (e) Appendix A, dated August 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 8(b) of Daily Money Fund's Post-Effective Amendment No. 40 (File No. 2-77909).
    (f) Appendix B, dated July 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Income Fund's Post-Effective Amendment No. 35 (File No. 2-92661).
    (g) Fidelity Group Repo Custodian Agreement among The Bank of New York,
J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (k) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios (File No. 2-74808) Post-Effective Amendment No. 31.
    (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(9)    Not applicable.
(10)  Not applicable.
(11)  Consent of Price Waterhouse LLP is filed herein as Exhibit 11.
(12)  Not applicable.
(13)  Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 52.
 (b) Distribution and Service Plan pursuant to Rule l2b-l for Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 52.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund) is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 52.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager: Income is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 52.
 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 52.
 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 52.
(16) (a) A schedule for computation of 30-day yields and total return is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 54.
 (b) A schedule for computation of moving averages for Fidelity Asset Manager is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 48.
(17)  Financial Data Schedules are incorporated herein by reference to
Exhibit 27 of Post-Effective Amendment No. 58.
(18)  Not applicable.
Item 25. Persons Controlled by or under Common Control with Registrant
 The Registrant's Board of Trustees is the same as the boards of other funds managed by Fidelity Management & Research Company. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities:  December 31, 1996

Title of Class:  Shares of Beneficial Interest
 Name of Series   Number of Recordholders

Fidelity Asset Manager                        1,125,616

Fidelity Asset Manager: Growth                   406,782

Fidelity Asset Manager: Income                     99,546

Fidelity Short-Intermediate Government Fund        11,661

Spartan Investment Grade Bond Fund                 11,884

Spartan Short-Term Bond Fund                        9,793

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.
Edward C. Johnson 3d   Chairman of the Executive Committee of FMR;
                       President and Chief Executive Officer of FMR Corp.;
                       Chairman of the Board and Director of FMR, FMR
                       Corp., FMR Texas Inc., FMR (U.K.) Inc., and FMR
                       (Far East) Inc.; Chairman of the Board and
                       Representative Director of Fidelity Investments Japan
                       Limited; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR, FMR Texas Inc., FMR
                       (U.K.) Inc., and FMR (Far East) Inc.; Managing
                       Director of FMR Corp.; Senior Vice President and
                       Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman of the Board and Director of FMR.



Marta Amieva           Vice President of FMR.



Dwight D. Churchill    Vice President of FMR.



John D. Crumrine       Assistant Treasurer of FMR, FMR (U.K.) Inc., FMR
                       (Far East) Inc., and FMR Texas Inc.; Vice President and Treasurer of FMR Corp.



William Danoff         Vice President of FMR and of a fund advised by FMR.



Scott E. DeSano        Vice President of FMR.



Craig P. Dinsell       Vice President of FMR.



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



George C. Domolky      Vice President of FMR.



Larry A. Domash        Vice President of FMR.



Bettina Doulton        Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle      Vice President of FMR and a fund advised by FMR.



Richard B. Fentin      Senior Vice President of FMR and Vice President of a
                       fund advised by FMR.



Gregory Fraser         Vice President of FMR and of a fund advised by FMR.



Jay Freedman           Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                       (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                       FMR Texas Inc.



Robert Gervis          Vice President of FMR.



David L. Glancy        Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant         Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer         Vice President of FMR.



Bart Grenier           Vice President of FMR.



Robert Haber           Vice President of FMR.



Richard C. Habermann   Senior Vice President of FMR; Vice President of funds
                       advised by FMR.



William J. Hayes       Senior Vice President of FMR; Vice President of
                       Equity funds advised by FMR.



Richard Hazlewood      Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.    Senior Vice President of FMR; Vice President of
                       Fixed-Income funds advised by FMR.



John R. Hickling       Vice President of FMR and of a fund advised by FMR.



Robert F. Hill         Vice President of FMR; Director of Technical
                       Research.



Curt Hollingsworth     Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson     Vice President of FMR and of a fund advised by FMR.



Stephen P. Jonas       Vice President of FMR; Treasurer of FMR, FMR
                       (U.K.) Inc., FMR (Far East) Inc., and FMR Texas Inc.



David B. Jones         Vice President of FMR.



Steven Kaye            Vice President of FMR and of a fund advised by FMR.



Francis V. Knox        Vice President of FMR; Compliance Officer of FMR
                       (U.K.) Inc.




David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Vice President of High
                            Income funds advised by FMR.



Alan Leifer                 Vice President of FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR and of a fund advised by FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Vice President of FMR; Senior Vice President and
                            Director of Operations and Compliance of FMR (U.K.)
                            Inc.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Managing Director of
                       FMR Corp.; Senior Vice President and Trustee of funds advised by FMR.



Richard Spillane       Senior Vice President and Director of Operations and
                       Compliance of FMR U.K.; Vice President of FMR.



Stephen P. Jonas       Treasurer of FMR U.K., FMR, FMR (Far East) Inc.,
                       and FMR Texas Inc.; Vice President of FMR.



John D. Crumrine       Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Vice President and
                       Treasurer of FMR Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3) FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR EAST) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East, FMR
                       Texas Inc., FMR, and FMR (U.K.) Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



William R. Ebsworth    Vice President of FMR Far East; Director of
                       FIIA.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Stephen P. Jonas       Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



John D. Crumrine       Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of FMR Texas Inc.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Paul Hondros           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or each fund's respective custodian: The Bank of New York, 110 Washington Street, New York, N.Y. and The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
 (a) The Registrant undertakes for Fidelity Asset Manager: Income, Spartan Investment Grade Bond Fund, and Spartan Short-Term Bond Fund: 1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and
(2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 (b) The Registrant on behalf of Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Short-Intermediate Government Fund, Spartan Investment Grade Bond Fund and Spartan Short-Term Bond Fund undertakes, provided the information required by Item 5A is contained in the annual report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Plans                   Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance          Fund, L.P.
  Portfolio, L.P.                        Fidelity Union Street Trust
Fidelity Devonshire Trust                Fidelity Union Street Trust II
Fidelity Exchange Fund                   Fidelity Yen Performance Portfolio, L.P.
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint
J. Gary Burkhead my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-8B-2, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 3, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d               January 3, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint John H. Costello and John E. Ferris each of them singly my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue
hereof.   This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Kenneth A. Rathgeber__________   December 19, 1996

Kenneth A. Rathgeber

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Secretary of the investment companies for which Fidelity Management & Research Company or an affiliate acts as investment adviser (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, any and all representations with respect to the consistency of foreign language translation prospectuses with the original prospectuses filed in connection with the Post-Effective Amendments for the Funds as said attorneys-in-fact deem necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact, or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
WITNESS my hand on this nineteenth day of December, 1996.



/s/Arthur S. Loring
Arthur S. Loring
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 61 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 13th day of February 1997.
      FIDELITY CHARLES STREET TRUST
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee           February 13, 1997

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Kenneth A. Rathgeber     *        Treasurer                       February 13, 1997

Kenneth A. Rathgeber



/s/J. Gary Burkhead                  Trustee                         February 13, 1997

J. Gary Burkhead



/s/Ralph F. Cox                 **   Trustee                         February 13, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      **       Trustee                         February 13, 1997

Phyllis Burke Davis



/s/E. Bradley Jones           **     Trustee                         February 13, 1997

E. Bradley Jones



/s/Donald J. Kirk               **   Trustee                         February 13, 1997

Donald J. Kirk



/s/Peter S. Lynch               **   Trustee                         February 13, 1997

Peter S. Lynch



/s/Marvin L. Mann            **      Trustee                         February 13, 1997

Marvin L. Mann



/s/William O. McCoy        **        Trustee                         February 13, 1997

William O. McCoy





/s/Gerald C. McDonough  **           Trustee                         February 13, 1997

Gerald C. McDonough



/s/Thomas R. Williams       **       Trustee                         February 13, 1997

Thomas R. Williams




(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated January 3, 1997 and filed herewith.
* Signature affixed by John H. Costello pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.